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                                                                   EXHIBIT 10.54



                     WILTEL COMMUNICATIONS, LLC PENSION PLAN


                           (EFFECTIVE AUGUST 1, 1997)


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                            WILTEL COMMUNICATION, LLC
                                  PENSION PLAN

                           (effective August 1, 1997)

                                TABLE OF CONTENTS

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ARTICLE I                Purpose; Effective Date; Plan Benefits

       1.1               Purpose.....................................................................          1
       1.2               Effective Date..............................................................          1
       1.3               Plan Benefits...............................................................          1

ARTICLE II               Definitions

       2.1               Accrued Benefit.............................................................          2
       2.2               Actuarial Equivalent........................................................          2
       2.3               Actuary.....................................................................          3
       2.4               Administrative Committee....................................................          3
       2.5               Affiliate...................................................................          4
       2.6               Alternate Payee.............................................................          4
       2.7               Annuity Starting Date.......................................................          4
       2.8               Appendix....................................................................          4
       2.9               Applicable Election Period..................................................          4
       2.10              Authorized Leave of Absence.................................................          4
       2.11              Average Monthly Compensation................................................          4
       2.12              Beneficiary.................................................................          4
       2.13              Benefits Committee..........................................................          4
       2.14              Benefit Service.............................................................          4
       2.15              Board of Directors..........................................................          5
       2.16              Code........................................................................          5
       2.17              Code Section 415 Compensation...............................................          5
       2.18              Company.....................................................................          5
       2.19              Compensation................................................................          5
       2.20              Computation Period..........................................................          5
       2.21              Covered Compensation........................................................          6
       2.22              Death Benefit...............................................................          6
       2.23              Deferred Vested Pension.....................................................          6
       2.24              Disability..................................................................          6
       2.25              Disability Pension..........................................................          7
       2.26              Early Pension...............................................................          7
       2.27              Early Retirement Incentive Program..........................................          7
       2.28              Effective Date..............................................................          7
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       2.29              Eligibility Service.........................................................          7
       2.30              Eligible Employee...........................................................          7
       2.31              Employee....................................................................          8
       2.32              Employer....................................................................          8
       2.33              Employer Contributions......................................................          8
       2.34              Employment Date.............................................................          8
       2.35              ERISA.......................................................................          8
       2.36              Hour of Service.............................................................          8
       2.37              Key Employee................................................................         10
       2.38              Leased Employee.............................................................         10
       2.39              Normal Pension..............................................................         10
       2.40              Normal Retirement Date......................................................         10
       2.41              One Year Break-In-Service...................................................         10
       2.42              Parent......................................................................         10
       2.43              Participant.................................................................         10
       2.44              Pension.....................................................................         10
       2.45              Plan........................................................................         10
       2.46              Plan Administrator..........................................................         10
       2.47              Plan Year...................................................................         10
       2.48              Prior Service...............................................................         10
       2.49              Prior Plan..................................................................         10
       2.50              Procedure...................................................................         10
       2.51              Qualified Joint and Survivor Pension........................................         11
       2.52              Qualified Domestic Relations Order..........................................         11
       2.53              Related Plan................................................................         11
       2.54              Retirement..................................................................         11
       2.55              Single Life Annuity.........................................................         11
       2.56              Social Security Retirement Age..............................................         11
       2.57              Special Participant.........................................................         11
       2.58              Spouse......................................................................         11
       2.59              Spouse's Consent............................................................         11
       2.60              Surviving Spouse............................................................         11
       2.61              Survivor Pension............................................................         12
       2.62              Termination of Employment...................................................         12
       2.63              Trust.......................................................................         13
       2.64              Trust Agreement.............................................................         13
       2.65              Trustee.....................................................................         13
       2.66              Trust Fund..................................................................         13
       2.67              Vesting Service.............................................................         13
       2.68              Vested Participant..........................................................         14
       2.69              Year of Service.............................................................         14

ARTICLE III              Participation
       3.1               Participation...............................................................         15
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       3.2               Reemployment................................................................         15

ARTICLE IV               Contributions

       4.1               Participant Contributions...................................................         16
       4.2               Company Contributions.......................................................         16
       4.3               Rollover Contributions......................................................         16

ARTICLE V                Retirement Benefits

       5.1               Normal and Late Retirement..................................................         17
       5.2               Early Retirement............................................................         17
       5.3               Disability Retirement.......................................................         17
       5.4               Deferred Vested Retirement..................................................         18
       5.5               Special Participant Retirement..............................................         18
       5.6               Transferred Employee Retirement.............................................         18
       5.7               Early Retirement Incentive Program..........................................         18
       5.8               Annuity Starting Date.......................................................         19
       5.9               Distribution Requirements...................................................         20
       5.10              Required Information........................................................         20
       5.11              Direct Rollovers............................................................         20

ARTICLE VI               Amount of Pension

       6.1               Normal and Late Pension.....................................................         22
       6.2               Early Pension...............................................................         22
       6.3               Disability Pension..........................................................         23
       6.4               Deferred Vested Pension.....................................................         23
       6.5               Maximum Pensions............................................................         24
       6.6               Special Participant Retirement Benefits.....................................         27
       6.7               Transferred Employee Retirement Benefits....................................         27

ARTICLE VII              Death Benefits

       7.1               In-Service Survivor Pension.................................................         28
       7.2               Out-of-Service Survivor Pension.............................................         28
       7.3               Post-Disability Survivor Pension............................................         29
       7.4               Special Participants Severance and Death Benefits...........................         29
       7.5               Designation of Beneficiary..................................................         29
       7.6               Loss of Eligibility to Receive Death Benefit................................         30

ARTICLE VIII             Normal and Optional Forms of Payment

       8.1               Normal Form of Pension......................................................         31
       8.2               Optional Forms of Pension...................................................         31
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       8.3               Other Benefits Cancelled by Option..........................................         34
       8.4               Special Restrictions on Payment.............................................         35
       8.5               Domestic Relations Orders...................................................         35
       8.6               Unclaimed Benefits..........................................................         35
       8.7               Facility of Payment.........................................................         36
       8.8               Loss of Eligibility to Receive Continuation Benefit.........................         36

ARTICLE IX               Employment Transfers

       9.1               Transfers Between Employers.................................................         37
       9.2               Transfers to Non-Employer Affiliates........................................         37

ARTICLE X                Administration

      10.1               Fiduciaries.................................................................         38
      10.2               Allocation of Responsibilities Among Named Fiduciaries......................         38
      10.3               Provisions Concerning the Benefits Committee................................         39
      10.4               Provisions Concerning the Administrative Committee..........................         40
      10.5               Provisions Concerning Investment Committee..................................         40
      10.6               Delegation of Responsibilities; Bonding.....................................         41
      10.7               No Joint Fiduciary Responsibilities.........................................         41
      10.8               Information to be Supplied by Employer......................................         42
      10.9               Records.....................................................................         42
      10.10              Fiduciary Capacity..........................................................         42

ARTICLE XI               Trustee

      11.1               Appointment of Trustee......................................................         43
      11.2               Responsibility of Trustee and Investment Manager(s).........................         43
      11.3               Funding and Investment Policy...............................................         43
      11.4               Bonding.....................................................................         43
      11.5               Standard of Conduct of Trustee..............................................         43
      11.6               Payment of Expenses.........................................................         43

ARTICLE XII              Limitations

      12.1               Reemployment of Retired Employees...........................................         44
      12.2               Governmental Restrictions...................................................         44

ARTICLE XIII             Amendments

      13.1               Right to Amend..............................................................         46
      13.2               Plan Merger or Consolidation................................................         46
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ARTICLE XIV              Adoption and Withdrawal

      14.1               Procedure for Adoption......................................................         47
      14.2               Withdrawal..................................................................         47
      14.3               Adoption Contingent Upon Initial and Continued
                           Qualification.............................................................         47

ARTICLE XV               Termination

      15.1               Right to Terminate..........................................................         48
      15.2               Employer Consolidation or Merger............................................         48
      15.3               Allocation and Liquidation of Trust Fund....................................         48
      15.4               Manner of Distribution......................................................         49
      15.5               Amounts Returnable to an Employer...........................................         49

ARTICLE XVI              Top-Heavy Provisions

      16.1               Definitions.................................................................         50
      16.2               Application of Top-Heavy Provisions.........................................         51
      16.3               Top-Heavy Determination.....................................................         52
      16.4               Vesting Requirements........................................................         52
      16.5               Minimum Benefit.............................................................         53
      16.6               Adjustment in Maximum Limitation on Annual Benefits.........................         54

ARTICLE XVII             Miscellaneous

      17.1               Non-guarantee of Employment.................................................         55
      17.2               Rights to Trust Assets......................................................         55
      17.3               Nonalienation of Benefits...................................................         55

ARTICLE XVIII Procedure for Identification and Processing of Qualified Domestic Relations Orders

      18.1               Definitions.................................................................         56
      18.2               Status of Order.............................................................         56
      18.3               Procedural Requirements.....................................................         57
      18.4               Segregation of Assets and Payments..........................................         58
      18.5               Modification of Procedure...................................................         58

ARTICLE XIX              Claims Procedure

      19.1               Initial Claim for Benefits..................................................         59
      19.2               Review of Claim Denial......................................................         59
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APPENDIX I               Adoption of Plan by Certain Affiliates
                            Provisions Applicable to Special Participant Class I.....................        I-1

APPENDIX II              Adoption of Plan by Certain Affiliates
                           Provisions Applicable to Special Participant Class II.....................       II-1

APPENDIX III             Adoption of Plan by Certain Affiliates
                           Provisions Applicable to Special Participant Class III....................      III-1
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                           WILTEL COMMUNICATIONS, LLC
                                  PENSION PLAN


                                    ARTICLE I

                     Purpose; Effective Date; Plan Benefits

         1.1 Purpose. The purpose of this Plan is to provide retirement and incidental benefits for all Eligible Employees who complete a period of service and otherwise become eligible hereunder. The benefits provided by this Plan will be paid from a Trust Fund established by the Company and will be in addition to any benefits Employees are entitled to receive under the federal Social Security Act.

         1.2 Effective Date. The terms and provisions of this Plan shall be effective on and after August 1, 1997, and shall apply only to Eligible Employees who are credited with an Hour of Service for services rendered on or after such date, unless this Plan expressly provides for an earlier effective date.

         1.3 Plan Benefits. Benefits payable under this Plan are payable to all Participants in accordance with the terms of this Plan, unless a Participant is a member of a class of Eligible Employees for which a different schedule of benefits has been provided, as described in an Appendix to this Plan.

                                   ARTICLE II

                                   Definitions

         The following terms, whenever used in the following capitalized forms, shall have the meanings set forth below, unless modified by an Appendix attached hereto:

         2.1 "Accrued Benefit" means, with respect to a Participant credited with at least one Hour of Service on or after August 1, 1997, subject to the limitations of Section 6.5 and Article XVI, a monthly amount payable to a Participant commencing as of the first day of the month coincident with or next following his Normal Retirement Date or as of his later Annuity Starting Date, which amount when expressed as a Single Life Annuity, is equal to the amount determined below, reduced for any reductions, if any, pursuant to an applicable Appendix, where:

                  such amount is equal to the sum of (a) and (b), where:

                           (a) is equal to seven-tenths percent (.7%) of the
                  Participant's Average Monthly Compensation multiplied by his Benefit Service earned on or after August 1, 1997; and

                           (b) is equal to forty one-hundredths percent (0.40%)
                  of the amount, if any, by which such Participant's Average Monthly Compensation exceeds his Covered Compensation multiplied by the lesser of (i) his total Benefit Service earned on or after August 1, 1997, or (ii) thirty-five (35).

         with his Average Monthly Compensation, Benefit Service and Covered Compensation determined as of his Termination of Employment (or, if no Termination of Employment is involved, as of the date of determination) in the determination of such amount and the component parts thereof.

         2.2 "Actuarial Equivalent" means, for purposes of computing optional forms of benefits and for purposes of computing any adjustments called for under the terms of this Plan for benefits commencing other than upon the Normal Retirement Date of a Participant, the factors and assumptions set forth in a provision of this Plan or of an applicable Appendix; provided, that the following factors and assumptions shall be used for the lump sum payments under Sections 8.4 or 18.2(e), or any applicable Appendix

                  (a) With respect to the present value of the Pension of a Participant who has satisfied the requirements of Section 5.1 or 5.2 and the Survivor Pension based upon the Pension of such Participant, such present value shall be determined as the greater of the following:

                           (1) Solely with respect to benefits payable during
                  Plan Years for which a Plan Interest Rate is determinable, the amount determined by application of the Plan Interest Rate and the Applicable Mortality Table; or



                                       2
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                           (2) The amount determined by application of the
                  Applicable Interest Rate applicable for the month of December, March, June or September immediately preceding the date of distribution by at least two (2) full months and the Applicable Mortality Table.

                  (b) With respect to the present value of the Pension of a Participant who is not described in subsection (a) and the Survivor Pension based upon the Pension of such Participant, such present value shall be the amount determined by application of the Applicable Interest Rate applicable for the month of September immediately preceding the Plan Year containing the date of distribution and the Applicable Mortality Table.

                  (c) For purposes of this Section 2.2, the following terms, whenever used in the capitalized form, shall have the meanings set forth below:

                           (1) "Applicable Interest Rate" means the applicable
                  interest rate prescribed by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin applicable for the particular month as required in the context of this Section 2.2.

                           (2) "Applicable Mortality Table" means the applicable
                  mortality table prescribed by the Commissioner of Internal Revenue in revenue rulings, notices and other guidance published in the Internal Revenue Bulletin, as in effect on the date as of which present value is being determined.

                           (3) "Plan Interest Rate" means an interest rate equal
                  to the PBGC Interest Rate established for the month of December, March, June or September nearest preceding the date of distribution by at least two (2) full months, compounded annually from the date of determination.

                  Provided, however, in the event the PBGC Interest Rate ceases to be determined by the Pension Benefit Guaranty Corporation in the manner such rate is determined as of August 1, 1997, the Plan Interest Rate shall cease to exist as of the end of the final Plan Year for which the Plan Interest Rate is determined pursuant to this subparagraph (3).

                           (4) "PBGC Interest Rate" means the interest rate or
                  rates, as applicable, which would be used, as of the first day of any month, by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution of Accrued Benefits under the Plan, if the Plan had terminated on such date with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on such date.

         2.3 "Actuary" means the individual actuary or firm of actuaries selected by the Company to provide actuarial services in connection with the administration of this Plan.


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         2.4 "Administrative Committee" means the committee described in
Section 10.4.

         2.5 "Affiliate" means (1) a corporation, trade or business, if it and an Employer are members of a controlled group of corporations as defined in Code
Section 414 (b) or under common control as defined under Code Section 414(c);
(2) an organization, if it and an Employer are members of an affiliated service group, as defined in Code Section 414(m); and (3) solely for the purposes set forth in Code Section 414(o), any other entity, if it and an Employer are required to be aggregated pursuant to regulations under Code Section 414(o). Solely for the purposes of applying the limitations set forth in this Plan on maximum benefits, the standard of control under Code Sections 414(b) and 414(c) shall be deemed to be "more than 50%" rather than " at least 80% ".

         2.6 "Alternate Payee" means an alternate payee described in the Procedure.

         2.7 "Annuity Starting Date" means the first day for which an amount which is required to be paid under this Plan as an annuity or otherwise is actually paid, whether by reason of Retirement, death or Disability, as determined in accordance with Section 5.8 hereof.

         2.8 "Appendix" means one of the appendices attached hereto and made a part of this Plan.

         2.9 "Applicable Election Period" means:

                  (a) In the case of an election to waive a Qualified Joint and Survivor Pension or to revoke such waiver, the ninety-day period ending on the Annuity Starting Date; and

                  (b) In the case of any Spouse's Consent required under Section
         8.4 before the distribution of the Accrued Benefit of a Participant can begin, the ninety-day period ending on the Annuity Starting Date.

         2.10 "Authorized Leave of Absence" means any absence authorized by the Employer under the Employer's personnel practices granted in a uniform and nondiscriminatory manner.

         2.11 "Average Monthly Compensation" means the sum of a person's Compensation earned during his highest paid, four (4) Plan Years of employment (excluding his first and last partial years of employment) within the ten (10) Plan Years prior to his Normal Retirement Date, or if earlier, prior to his Termination of Employment (or if appropriate, the date of determination), divided by forty-eight (48). If a person has less than four (4) Plan Years of employment, Average Monthly Compensation shall mean the sum of the person's Compensation earned for all full Plan Years (excluding his first and last partial years) of employment, divided by the number of months during this period for which he received such Compensation.

         2.12 "Beneficiary" means any person or entity designated under Section
7.5 to receive a Death Benefit.

         2.13 "Benefits Committee" means the committee described in Section
10.3.



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

         2.14 "Benefit Service" means the sum of the full and fractional Years of Service credited to a Participant on or after the Effective Date under the provisions of this Plan; provided, however, that Benefit Service (or comparable service) attributable to a period of Eligibility Service which is disregarded under Section 2.29 shall be excluded.

         2.15 "Board of Directors" means the board of directors of the Parent.

         2.16 "Code" means the Internal Revenue Code of 1986, as amended, and any subsequent Internal Revenue Code. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code.

         2.17 "Code Section 415 Compensation" means a Participant's taxable income as reported or reportable on Form W-2 for services rendered to an Employer or an Affiliate for federal income tax purposes, increased by salary reduction amounts contributed to Wiltel Communications, LLC Investment Plan or similar plan designated by the Administrative Committee and salary reduction amounts contributed to any cafeteria plan or flexible benefits plan established by an Employer in accordance with Code Section 125 and related sections of the Code.

         2.18 "Company" means Wiltel Communications, LLC, a limited liability Company formed under the laws of the State of Delaware.

         2.19 "Compensation" means, with respect to each Plan Year, the first one hundred and fifty thousand dollars ($150,000) (or such other amount as may be permitted under Code Section 401(a)(17)) of the total wages or salary paid to a Participant each Plan Year by an Employer or an Affiliate, including base pay, sick pay paid by an Employer, overriding royalties, amounts paid under a phantom override plan, bonuses (unless specifically excluded under a written bonus arrangement) if any, when paid, salary reduction amounts contributed to the Wiltel Communications, LLC Investment Plan or a similar plan designated by the Administrative Committee, salary reduction amounts contributed to any cafeteria plan or flexible benefits plan established by an Employer in accordance with Code Section 125 and related sections of the Code, but excluding severance pay, cost of living pay, housing pay, pay for unused vacation, relocation pay (including mortgage interest differential) and all such other taxable and non-taxable fringe benefits and extraordinary compensation as determined by the Administrative Committee in its sole and absolute discretion. If an Eligible Employee is credited with less than two thousand eighty (2,080) Hours of Service for determining Benefit Service during a Plan Year, his Compensation for that Plan Year shall be the product of his actual Compensation for such Plan Year as described above multiplied by a fraction the numerator of which is two thousand eighty (2,080) and the denominator of which is the number of Hours of Service with which he is credited for such Plan Year.

         2.20 "Computation Period" means, with respect to each type of service to be measured, the following periods of time:



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

                  (a) With respect to Eligibility Service, the twelve-consecutive month period following the first Employment Date of an Employee (or, if such Eligibility Service can be disregarded under the break-in-service provisions of this Plan, his first Employment Date thereafter) and anniversaries thereof;

                  (b) With respect to Vesting Service, a Plan Year; and

                  (c) With respect to Benefit Service, a Plan Year.

         2.21 "Covered Compensation" means, for any Plan Year (except as provided in Section 5.3 concerning determination of a Disability Pension) and with respect to each Participant, the average (without indexing) of the social security taxable wage bases in effect for each calendar year during the thirty-five-calendar-year-period ending with the calendar year such Participant attains (or will attain) his Social Security Retirement Age. Such thirty-five-calendar-year-period shall be used for each Participant regardless of the year of birth of such Participant. In determining any Participant's Covered Compensation for any Plan Year, the social security taxable wage base for such Plan Year (and each subsequent Plan Year) shall be assumed to be the same as the social security taxable wage base in effect as of the first day of such Plan Year. A Participant's Covered Compensation for any Plan Year after such thirty-five-calendar-year-period is such Participant's Covered Compensation for the Plan Year in which such Participant attained his Social Security Retirement Age. A Participant's Covered Compensation for any Plan Year prior to such thirty-five-calendar-year-period is the social security taxable wage base in effect as of the first day of such Plan Year. Each Participant's Covered Compensation shall be automatically adjusted for each Plan Year, to the extent his Covered Compensation is then subject to adjustment under this Section 2.21.

         2.22 "Death Benefit" means the benefit provided under Article VII of this Plan to the Surviving Spouse of a Participant.

         2.23 "Deferred Vested Pension" means the type of Pension described in
Section 5.4.

         2.24 "Disability" means a physical or mental condition which (a) satisfies the initial requirements for disability payments under the Employer maintained long-term disability plan, or (b) if no long-term disability plan is maintained by an Employer for such Participant, the presence of a condition that, as of a date designated by the Administrative Committee, totally and permanently prevents the Participant, in the judgment of the Administrative Committee, from engaging in any substantial gainful employment with his Employer, and which (1) did not arise while the Participant was engaged in or as a result of having engaged in a criminal act, (2) did not result from addiction to narcotics or other drugs, or a self-inflicted injury while sane or insane, and (3) did not result from voluntary or involuntary service in the armed forces of the United States or any foreign country, which prevents a return to employment with an Employer and for which the person receives a veteran's disability pension. A determination of Disability shall be based on competent medical evidence satisfactory to the Administrative Committee. Disability shall be considered to have ended if, prior to the Normal Retirement Date of a Participant, (a) he engages in any substantial gainful activity, except for such employment as is found by the Administrative Committee to be for the primary purpose of rehabilitation or not incompatible with a finding of total and permanent disability, or (b) he has sufficiently recovered, in the opinion of the Administrative Committee based on a medical examination by a doctor or clinic appointed by the Administrative Committee, to be able to engage in regular employment with an Employer, or (c) he refuses to undergo any medical examination requested by the Administrative Committee, provided that a medical examination shall not be required more frequently than twice in any calendar year, or (d) the Participant irrevocably elects not to be treated as suffering from a Disability.

         2.25 "Disability Pension" means the type of Pension described in
Section 5.3.

         2.26 "Early Pension" means the type of Pension described in Section
5.2.

         2.27 "Early Retirement Incentive Program" means the type of program described in Section 5.7.

         2.28 "Effective Date" means August 1, 1997, the general effective date of this Plan.

         2.29 "Eligibility Service" means all of the full and partial Years of Service of an Employee with an Employer or Affiliate and any other service with an Employer or an Affiliate as a Leased Employee, if such service would have constituted a Year of Service under the applicable provisions of this Plan, if the Leased Employee had been a common law employee of an Employer. Eligibility Service shall not include:

                  (a) Years of Service before August 1, 1997; and

                  (b) Years of Service credited before a One Year Break-in-Service, if an Employee has no vested interest in his Accrued Benefit derived from Employer Contributions at such time and the number of consecutive One Year Breaks-in-Service equals or exceeds the greater of (i) five (5) or (ii) the Years of Service earned by the Employee before the first One Year Break-in-Service.

Years of Service that are not taken into account by reason of the exclusions set forth above shall not be taken into account in applying the provisions of this
Section 2.29 to a subsequent One Year Break-in-Service.

         2.30 "Eligible Employee" means any Employee of an Employer, but does not include:

                  (a) A Leased Employee;

                  (b) an Employee who is a member of a group of Employees represented by a collective bargaining representative, unless a currently effective collective bargaining agreement between his Employer and the collective bargaining representative of the group of Employees of which he is a member expressly provides for coverage by this Plan;

                  (c) an Employee who, after the Effective Date, is then accruing a benefit under the terms of any other employee pension benefit plan maintained outside of this Plan at such




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

         time, sponsored by an Employer and intended to meet the requirements of Code Section 401(a);

                  (d) an Employee who is reemployed on a part-time basis following his Annuity Starting Date;

                  (e) an Employee who is not a resident of the United States and not a citizen of the United States; and

                  (f) an individual who is designated, compensated or otherwise treated as an independent contractor by an Employer.

         2.31 "Employee" means any common law employee of an Employer or Affiliate, and any person granted such status in accordance with an Employer's uniform and nondiscriminatory policies regarding an Authorized Leave of Absence.

         2.32 "Employer" means the Company and any Affiliate which, pursuant to the provisions of Article XIV, has adopted this Plan.

         2.33 "Employer Contributions" mean the contributions by Employers to the Trust for this Plan.

         2.34 "Employment Date" means the day an Employee first earns an Hour of Service, or in the case of an Employee whose Eligibility Service and Vesting Service can be disregarded under the break-in-service provisions of this Plan, the first day following his last One Year Break-in-Service in which the Employee earns an Hour of Service.

         2.35 "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

         2.36 "Hour of Service" means a unit of service used by the Plan to determine an Employee's Years of Service credited as follows:

                  (a) each hour for which the Employee is paid, or entitled to payment, directly or indirectly, for the performance of duties from an Employer or an Affiliate;

                  (b) each hour for which backpay, irrespective of mitigation of damages, is awarded to the Employee or agreed to by the Employer or an Affiliate;

                  (c) each hour an Employee is paid or entitled to payment by an Employer or an Affiliate on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. An Hour of Service for which an Employee is directly or indirectly paid or entitled to payment on account of a period during which the Employee performed no duties shall not be credited to the Employee, if such payment is made or due under a plan maintained solely for the purpose of complying with any applicable worker's compensation, disability insurance, or unemployment compensation law. Hours of Service also shall not be credited for a payment which solely reimburses the Employee for medical or medically related expenses incurred by the Employee. Not more than five hundred one (501) Hours of Service shall be credited under this subsection (c) to the Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period). For purposes of this subsection (c), a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from an Employer directly, or indirectly through, among others, a trust fund, insurer or other entity to which an Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate;

                  (d) Solely for purposes of determining whether an Employee has incurred a One Year Break-in-Service, an Employee who is not otherwise credited with an Hour of Service under subsection (a), (b) or (c), above, shall be credited with an Hour of Service for each additional hour which is part of an Employee's customary work week with an Employer or Affiliate during which the Employee is on an unpaid Authorized Leave of Absence, provided the Employee resumes employment with an Employer or Affiliate upon the expiration of such Authorized Leave of Absence. For purposes of this subsection (d), an Employee's customary work week will consist of five (5), eight-hour days;

                  (e) Solely for purposes of determining whether a One Year Break-in-Service has occurred for purposes of determining Eligibility Service, Vesting Service and Years of Participation (but not for purposes of Benefit Service), an Employee who is absent from work for maternity or paternity reasons and who is not otherwise credited with an Hour of Service under subsections (a), (b), (c) or (d) above, shall receive credit for the Hours of Service for which he would have been regularly scheduled had the Employee performed duties during such absence for an Employer or Affiliate, or in the absence of a regularly scheduled number of hours, forty (40) hours per week (or eight (8) hours per day). For purposes of such determination, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of such Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. Hours of Service credited for purposes of such determination shall be credited in the Computation Period in which such absence begins, if necessary to prevent a One Year Break-in-Service in such period, or, in all other cases, in the next following Computation Period. In no event will more than five hundred one (501) Hours of Service be credited for any single continuous period of time during which the person did not or would not have performed duties. The Administrative Committee may, in its discretion, require an Employee who is absent from work for maternity or paternity reasons to furnish information to the Administrative Committee to establish that the Employee's absence from work is for maternity or paternity reasons and the number of days of such absence. The Company reserves the right to terminate the employment of any Employee who is absent from work without authorization, without regard to whether such Employee is entitled to be credited for Hours of Service pursuant to this subsection (e);

                  (f) The same Hours of Service shall not be credited more than once under the foregoing subsections. The determination of Hours of Service for reasons other than the performance of duties shall be made in accordance with the provisions of Labor Department Regulations, C.F.R. Section 2530.200b-2(b) (1976); and Hours of Service shall be credited to Computation Periods in accordance with the provisions of Labor Department Regulations, C.F.R. Section 2530.200b-2(c) (1976).

         2.37 "Key Employee" means each Employee and former Employee described in Section 16.1(d).

         2.38 "Leased Employee" means any "leased employee," within the meaning of Code Section 414(n), who is not described within the safe harbor exception of Code Section 414(n)(5).

         2.39 "Normal Pension" means the type of Pension described in Section
5.1.

         2.40 "Normal Retirement Date" means the day on which a Participant attains (or would have attained if he had lived) age sixty-five (65).

         2.41 "One Year Break-In-Service" means a Computation Period within which an Employee is credited with not more than five hundred (500) Hours of Service.

         2.42 "Parent" means the Williams Companies, Inc.

         2.43 "Participant" means each person who is participating in this Plan pursuant to the provisions of Article III.

         2.44 "Pension" means a series of monthly amounts which are payable to a person who is entitled to receive benefits pursuant to this Plan.

         2.45 "Plan" means the Wiltel Communications, LLC Pension Plan, as herein amended and restated, and as hereafter from time to time amended.

         2.46 "Plan Administrator" means the person, persons or group appointed to act as Plan Administrator under Article X.

         2.47 "Plan Year" means the twelve (12) consecutive month period beginning on January 1 and ending December 31.

         2.48 "Prior Service" means the number of Years of Service recognized as Years of Vesting Service under the Prior Plan covering the Participant as of July 31, 1997, for purposes of determining the nonforfeitable right of such Participant to his accrued benefit under the Prior Plan.

         2.49 "Prior Plan" means either The Williams Companies, Inc. Consolidated Pension Plan (amended and restated effective January 1, 1996), or the Northern Telecom, Inc. Retirement Plan for Employees (as amended and restated effective January 1, 1996), as each such plan existed on and prior to July 31, 1997.

         2.50 "Procedure" means the Procedure for Identification and Processing of Qualified Domestic Relations Orders, which is described in Article XVIII.

         2.51 "Qualified Joint and Survivor Pension" means a monthly payment for the life of the Participant and, if the Participant is married on the date the payment of such Pension begins, a monthly payment to such Spouse after his death for life in an amount equal to fifty percent (50%) of the monthly Pension payable during the joint lives of the Participant and his Spouse. A Qualified Joint and Survivor Pension shall be the actuarial equivalent of the Accrued Benefit of a Participant expressed as a Single Life Annuity. The monthly amount of such payments shall be determined under "Option 2" of Section 8.2.

         2.52 "Qualified Domestic Relations Order" means the type of court order or decree described in the Procedure.

         2.53 "Related Plan" means any other defined contribution plan (as defined in Code Section 414(i)) or a defined benefit plan (as defined in Code
Section 414(j)) maintained by an Employer or an Affiliate, respectively called a "Related Defined Contribution Plan" and a "Related Defined Benefit Plan."

         2.54 "Retirement" means Termination of Employment after an Employee has fulfilled all requirements for a Pension other than any attained age requirement. Retirement shall be considered as commencing on the day immediately following an Employee's last day of employment or Authorized Leave of Absence, if later.

         2.55 "Single Life Annuity" means the optional form of Pension described in Section 8.2(d).

         2.56 "Social Security Retirement Age" means, with respect to each Participant, the social security retirement age of such Participant as determined under Code Section 415(b)(8) and the regulations thereunder.

         2.57 "Special Participant" means each Participant who is included in a special class of Participants described in an Appendix to this Plan.

         2.58 "Spouse" means the person to whom a Participant is married and/or any former spouse to the extent provided in a Qualified Domestic Relations Order and allowed under Code Section 414(p).

         2.59 "Spouse's Consent" means the written, irrevocable consent of the Spouse of a Participant that acknowledges the effect of the consent and is witnessed by a representative of this

Plan or a notary public. A Spouse's Consent is binding only with respect to the consenting Spouse. A Spouse's Consent shall not be required by this Plan, if it is established to the satisfaction of a representative of this Plan that a Participant is not married, that the Participant's Spouse cannot be located, or because of other circumstances recognized in regulations promulgated by the Treasury Department.

         2.60 "Surviving Spouse" means the person to whom a Participant is married on the date of his death and/or any former spouse to the extent provided in a Qualified Domestic Relations Order and allowed under Code Section 414(p); provided, however,

                  (a) a Spouse shall not be a Surviving Spouse for purposes of eligibility for the survivor portion of any Pension paid to a Participant hereunder, unless such Spouse was married to the Participant on his Annuity Starting Date; and

                  (b) a Spouse shall not be a Surviving Spouse for purposes of eligibility for a Survivor Pension payable under Section 7.3(b), unless such Spouse was continuously married to the Vested Participant on whose behalf such Survivor Pension is payable for the thirty (30) day period immediately prior to such Vested Participant's death.

         2.61 "Survivor Pension" means a monthly amount payable for life to the Surviving Spouse of a Vested Participant who died prior to the Annuity Starting Date of his benefits under this Plan. Unless otherwise provided in this Plan, the amount of such monthly payments shall be equal to the amount that would have been payable to the Surviving Spouse under a Qualified Joint and Survivor Pension (or the Actuarial Equivalent thereof), if:

                  (a) in the case of a Vested Participant who dies after attaining the earliest retirement age under this Plan, such Participant had retired with an immediate Qualified Joint and Survivor Pension on the day before his death; or

                  (b) in the case of a Vested Participant who dies on or before the date the Participant would have attained the earliest retirement age under this Plan, such Participant had:

                           (1) separated  from  service on the earlier of his
                  date of death or his actual date of Termination of Employment;

                           (2) survived to the earliest retirement age under
                  this Plan;

                           (3) retired with an immediate Qualified Joint and
                  Survivor Pension at such earliest retirement age; and

                           (4) died on the day after the day on which he would
                  have attained such earliest retirement age.

         2.62 "Termination of Employment" means a separation from service that occurs when:

                  (a) an Employee ceases to be employed by an Employer or an Affiliate, or

                  (b) a person fails to report for work with an Employer or an Affiliate, at the termination of an Authorized Leave of Absence.

A transfer of employment from one Employer or Affiliate to another Employer or Affiliate shall not constitute a Termination of Employment for purposes of the Plan. A person shall not be considered to have incurred a Termination of Employment due to his having entered the Armed Forces or Merchant Marine of the United States unless it is determined by the Administrative Committee that he has no reemployment rights under the law. Upon the sale of all of the stock or substantially all of the assets used in a trade or business of any subsidiary of the Company which has adopted the Plan as an Employer prior to such sale, a Termination of Employment shall occur on the date of such sale with respect to any Employee who continues in employment with the purchaser of such assets or with such subsidiary, as the case may be, provided the following conditions (as recognized in General Counsel Memorandum 39824, August 15, 1990) are met:

         (1)      the Company continues to maintain the Plan after such sale;

         (2) the subsidiary withdraws as an Employer under the Plan prior to such sale;

         (3) the purchaser of such subsidiary's stock or assets ("Purchaser") does not adopt the Plan;

         (4)      the Purchaser is not an Affiliate;

         (5) no assets or liabilities of the Plan are transferred to a defined benefit plan maintained by the Purchaser, the subsidiary or any affiliate of either within the meaning of Code Sections 414(b), (c) or (m).

After incurring a Termination of Employment, a terminated person shall not be eligible for or credited with Hours of Service or Years of Service for any purpose under the Plan with respect to any period after such Termination of Employment.

         2.63 "Trust" means the legal entity resulting from the Trust Agreement.

         2.64 "Trust Agreement" means the agreement between the Company and the Trustee establishing the Trust, and any amendments thereto.

         2.65 "Trustee" means the entity which is serving as Trustee under the Trust Agreement.

         2.66 "Trust Fund" means any property, real or personal, received by the Trustee, plus all income and gains and minus losses, expenses and distributions chargeable thereto.

         2.67     "Vesting Service" means the sum of:

                  (a) The Employee's Prior Service, if any, determined as of July 31, 1997, under the provisions of the Prior Plan then in effect; plus

                  (b) all Years of Service earned after the Effective Date, provided a Participant should only be permitted to earn one year of Vesting Service for the calendar year 1997; and

                  (c) all other service with an Employer or an Affiliate as a Leased Employee, if such service would have constituted a Year of Service under the applicable provisions of this Plan, if the Leased Employee had been a common law employee of such Employer or Affiliate;

but, excluding (1) any Years of Service before August 1, 1997, if under the break-in-service provisions of this Plan or the Prior Plan in effect for such periods, such service was not taken into account, and (2) any Years of Service earned prior to a One Year Break-in-Service, if the Employee did not have a nonforfeitable interest in his Accrued Benefit derived from Employer Contributions before the One Year Break-in-Service began and if the number of consecutive One Year Breaks-in-Service equals or exceeds the greater of (i) five
(5) or (ii) the Employee's Vesting Service earned before the One Year Break-in-Service. Service not required to be taken into account by reason of the exclusions set forth above shall not be taken into account in applying this
Section 2.67 to a subsequent One Year Break-in-Service.

         2.68 "Vested Participant" means any Participant who has a nonforfeitable right to any portion of his Accrued Benefit.

         2.69 "Year of Service" means:

                  (a) with respect to Eligibility Service, each Computation Period ending after July 31, 1997 during which the person earns at least one thousand (1,000) Hours of Service, provided a Participant shall only be permitted to earn one year of Eligibility Service for the calendar year 1997;

                  (b) with respect to Vesting Service, the sum of the Prior Service of the Participant plus each Computation Period ending after July 31, 1997, during which the person earns at least one thousand (1,000) Hours of Service, provided a Participant shall only be permitted to earn one year of Vesting Service for the calendar year 1997;

                  (c) with respect to Benefit Service, each computation period beginning on or after August 1, 1997, during which an Eligible Employee earns at least two thousand eighty (2,080) Hours of service with an Employer, with each Eligible Employee receiving one hundred ninety
         (190) Hours of service credit for each month, or portion thereof, worked during the Computation Period. If an Eligible Employee earns less than two thousand eighty (2,080) Hours of Service during any such Computation Period, a fraction of a year of Benefit Service shall be earned by the Eligible Employee, the numerator of which shall be the

         Eligible Employee's actual Hours of Service earned with an Employer during such Computation Period and the denominator of which shall be two thousand eighty (2,080); and

                  (d) with respect to Eligibility Service, Vesting Service and Benefit Service, such service as may be granted by the Administrative Committee, Benefits Committee or Board of Directors, where appropriate, in accordance with an Employer's uniform and nondiscriminatory policies regarding an Authorized Leave of Absence or an Early Retirement Incentive Program.

                                   ARTICLE III

                                  Participation

         3.1 Participation. Each Eligible Employee shall become a Participant in this Plan on the first day of the calendar month coincident with or next following the date he is credited with one year of Eligibility Service. A Participant shall continue participating in this Plan until the earlier of his death or the distribution or forfeiture of his entire Accrued Benefit in accordance with the terms and conditions of this Plan.

         3.2 Reemployment. Each Participant who incurs a Termination of Employment and is reemployed as an Eligible Employee at a time when he retains credited Eligibility Service shall resume participation in the Plan as of the date he is credited with an Hour of Service after becoming so reemployed.

                                   ARTICLE IV

                                  Contributions

         4.1 Participant Contributions. No contributions to this Plan shall be made by Participants.

         4.2 Company Contributions. The Employers, acting under the advice of the Actuary for the Plan, shall make contributions to the Trust in such amounts and at such times as are required to comply with Code Section 412. Such contributions shall be applied to provide benefits under this Plan and to pay the expenses of this Plan. Forfeitures shall be applied to reduce future Employer Contributions.

         4.3 Rollover Contributions. No rollover contributions of any nature or description, whether direct or indirect, shall be made to this Plan by any Employee or Participant or any other person.

                                    ARTICLE V

                               Retirement Benefits

         5.1 Normal and Late Retirement. A Participant shall be eligible for a Normal Pension under this Plan, if his Termination of Employment occurs on or after his Normal Retirement Date. Payment of a Normal Pension to the Participant shall begin as of the Annuity Starting Date and shall continue in accordance with the terms of the form of payment applicable to such Participant. The amount of such Normal Pension shall be determined under Section 6.1. The form of such Normal Pension shall be determined under Article VIII.

         5.2 Early Retirement. A Participant shall be eligible for an Early Pension under this Plan, if his Termination of Employment is on or after his fifty-fifth (55th) birthday and before his Normal Retirement Date and he has completed five (5) or more years of Vesting Service. Payment of an Early Pension to the Participant shall begin as of his Annuity Starting Date and shall continue in accordance with the terms of the form of payment applicable to such Participant. The amount of such Early Pension shall be determined under Section
6.2. The form of such Early Pension shall be determined under Article VIII.

         5.3 Disability Retirement. A Participant shall be eligible for a Disability Pension under this Plan, if his Termination of Employment is on account of Disability and occurs after he has completed five (5) or more years of Vesting Service, but prior to his Normal Retirement Date. Payment of a Disability Pension to the Participant shall begin on the Annuity Starting Date and shall continue in accordance with the terms of the form of payment applicable to such Participant. The form of such Disability Pension shall be determined under Article VIII. The amount of such Disability Pension shall be determined as follows:

                  (a) If a Disability continues to the Participant's Normal Retirement Date, such Participant shall be entitled to a Disability Pension based on his Compensation (subject to applicable limitations), Covered Compensation and Benefit Service to the date of Disability and Benefit Service credit for the period of Disability;

                  (b) If a Disability ceases prior to the Participant's Normal Retirement Date and the Participant is reemployed by an Employer as an Eligible Employee, upon his subsequent Termination of Employment such Participant shall be entitled to receive a Normal Pension, Early Pension or Deferred Vested Pension, as applicable, determined by his attained age on the date of such Termination of Employment. Such Normal Pension, Early Pension or Deferred Vested Pension shall be based on his Compensation (subject to applicable limitations), Covered Compensation and Benefit Service to the date of Disability, Benefit Service credit for the period of Disability, and his Benefit Service, Covered Compensation and Compensation during the period of reemployment, reduced, if applicable, in accordance with Section 6.2 or 6.4, based on the number of years by which the Annuity Starting Date of the Early Pension or Deferred Vested Pension precedes the Participant's Normal Retirement Date; and

                  (c) If a Disability ceases prior to the Participant's Normal Retirement Date and he is not reemployed by an Employer as an Employee (or is reemployed as an Employee but not an Eligible Employee), he shall be entitled to receive, commencing on the first day of the month coinciding with or next following the latest of (i) his fifty-fifth
         (55th) birthday, (ii) the cessation of such Disability, or (iii) the date of his subsequent Termination of Employment, an Early Pension or Deferred Vested Pension, as applicable, to which he would have been entitled as of the date of such cessation of such Disability. Such Early Pension or Deferred Vested Pension shall be based on his Compensation (subject to applicable limitations), Covered Compensation and Benefit Service to the date of Disability and Benefit Service to the date of cessation of such Disability (or, if applicable, date of Termination of Employment), but in neither case beyond his Normal Retirement Date, reduced, if applicable, in accordance with Sections
         6.2 and 6.4, based on the number of years by which the Annuity Starting Date of the Early Pension or Deferred Vested Pension precedes the Participant's Normal Retirement Date.

         5.4 Deferred Vested Retirement. A Participant who is not eligible for a Pension under Sections 5.1, 5.2 or 5.3 shall be eligible for a Deferred Vested Pension, if his Termination of Employment is on or after the completion of five
(5) or more years of Vesting Service. Payment of a Deferred Vested Pension to the Participant shall begin on the Annuity Starting Date and shall continue in accordance with the form of payment applicable to such Participant. The amount of such Deferred Vested Pension shall be determined under Section 6.4. The form of such Deferred Vested Pension shall be determined in accordance with Article VIII.

         5.5 Special Participant Retirement. A Special Participant upon incurring a Termination of Employment for any reason shall be entitled to such rights, credits and benefits, if any, under this Plan as may be determined in accordance with the provisions of the Appendix (or Appendices) to this Plan that relates to his class (or classes) of Special Participants, if he qualifies as a Special Participant as of his Termination of Employment. If a Special Participant is reclassified as a Participant or a Participant is reclassified as a Special Participant, the value of his Accrued Benefit and his nonforfeitable right to a Pension, determined as of the date of reclassification, shall not be decreased.

         5.6 Transferred Employee Retirement. Requirements for Pension benefits or other benefits, if any, payable under this Plan in cases of transfers of employment by Employees between Employers or between an Employer and an Affiliate, shall be determined in accordance with the provisions of Article IX.

         5.7 Early Retirement Incentive Program. The Board of Directors, in its sole discretion, may establish Early Retirement Incentive Programs under which Participants who have attained at least age fifty (50) (or such greater age as may be selected by the Board of Directors) and who have been credited with at least one year of Benefit Service may retire and receive one or more early retirement benefits described in such program. Each Early Retirement Incentive Program shall contain an offering period of at least thirty (30) days during which a Participant who is included in such program may decide whether or not to retire and receive the additional benefits offered under such program. A Participant may elect to retire by filing a written notice with the Administrative

Committee during the offering period and he shall then retire on the date or during the period specified by the Early Retirement Incentive Program. In order to receive the additional benefits provided by an Early Retirement Incentive Program, a Participant must comply with all conditions set forth in such program. In addition, if a Participant is rehired after retiring pursuant to an Early Retirement Incentive Program, he shall not be entitled to the additional benefits previously granted to him, unless otherwise required by ERISA.

         5.8 Annuity Starting Date. Subject to the provisions of Sections 5.9 and 5.10, Pensions and other benefits payable under this Plan shall commence and be payable in accordance with the following:

                  (a) In the case of a Normal Pension payable under Section 5.1, the Annuity Starting Date shall be the earlier of (i) the first day of the month next following a Participant's Termination of Employment, or
         (ii) April 1 of the calendar year following the calendar year in which such Participant attains age seventy and one-half (70?);

                  (b) In the case of a Pension payable under Section 5.2, 5.3, 5.4, 5.5, 5.6 or 5.7, the Annuity Starting Date shall be the first day of the month coincident with or next following the Participant's Normal Retirement Date, or if earlier, the date established by the Administrative Committee in response to the Participant's written request for early payment, but in no event earlier than the first day of the month coincident with or next following the date the Participant attains age fifty-five (55) (or such age as may be established pursuant to Section 5.7). Early commencement of a Pension is subject to the restrictions imposed by Section 8.4;

                  (c) In the case of a Pension described in subsections (a) or
         (b) above, the Annuity Starting Date shall in all events be not later than sixty (60) days after the last day of the Plan Year in which occurs the latest of the following events:

                           (1) The Participant's Normal Retirement Date;

                           (2) The tenth anniversary of the date on which the
                  Participant commenced participation in the Plan; or

                           (3) The Participant's Termination of Employment; and

                  (d) In the case of a Survivor Pension, the Annuity Starting Date shall be the first day of the month:

                           (1) next following the Participant's date of death,
                  if the Participant had then attained age sixty-five (65); or

                           (2) in which the Participant would have attained age
                  sixty-five (65), if the Participant dies prior to attaining such age.

         A Surviving Spouse may irrevocably elect, on a form provided for such purpose by the Administrative Committee, to accelerate the Annuity Starting Date of a Survivor Pension to the first day of the month next following the date of the Participant's death or the first day of any month thereafter, but no later than the first day of the month in which the Participant would have attained age sixty-five (65).

                  (e) If payment of a Survivor Pension commences to the Surviving Spouse of a Participant who was either (i) an Employee, or
         (ii) eligible for an Early Pension before the first day of the month in which such Participant would have attained age sixty-two (62), such Survivor Pension shall be reduced in accordance with the provisions of
         Section 6.2(b) based upon the age that Participant would have attained as of the Annuity Starting Date; provided, however, no reduction shall be made for any period prior to the date such Participant would have attained age fifty-five (55). If payment of a Survivor Pension commences to the Surviving Spouse of a Participant who was eligible for a Deferred Vested Pension before the first day of the month in which such Participant would have attained age sixty-five (65), such Survivor Pension shall be reduced in accordance with the provisions of Section 6.4(b) based on the age such Participant would have attained as of the Annuity Starting Date.

         5.9 Distribution Requirements. In addition to the requirements of
Section 5.8 and subject to the provisions of Section 5.10, distributions to a Beneficiary in the event of the death of a Participant shall be made in accordance with the following:

                  (a) In the event distribution of a Participant's Pension has commenced before the Participant's death, the remaining interest thereof, if any, shall be distributed at least as rapidly as under the method of distribution being used as of the Participant's date of death; and

                  (b) In the event distribution of a Participant's Pension has not commenced before the Participant's death, no benefits shall be payable, except for the Survivor Pension, if any, payable to a Surviving Spouse which shall be distributed in accordance with Section 5.8(d).

         5.10 Required Information. Any Participant and any Beneficiary eligible to receive benefits under the Plan shall furnish to the Committee any information or proof requested by the Committee and reasonably necessary for proper administration of the Plan. Failure by such Participant or such Beneficiary to comply with any such request within a reasonable period of time and in good faith shall be sufficient grounds for delay in payment of benefits under the Plan until sixty (60) days after such information or proof is received by the Administrative Committee.

         5.11 Direct Rollovers.

                  (a) Distributee's Election: Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election hereunder, a Distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b) Definitions: For purposes of this Section 5.11, the following words and phrases shall have the meanings set forth below when used in the capitalized form, unless a different meaning is clearly warranted by the context:

                           (1) "Direct Rollover" shall mean a payment by the
                  Plan to the Eligible Retirement Plan specified by the Distributee.

                           (2) "Distributee" shall mean a person who is (i) an
                  Employee or former Employee, (ii) the surviving spouse of an Employee or former Employee, or (iii) the spouse or former spouse of an Employee or former Employee who is the Alternate Payee under a 'qualified domestic relations order', as defined in Section 414(p) of the Code.

                           (3) "Eligible Retirement Plan" shall mean an
                  individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                           (4) "Eligible Rollover Distribution" shall mean any
                  distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                   ARTICLE VI

                                Amount of Pension

         6.1 Normal and Late Pension. Subject to Section 6.5, a Participant who meets the requirements in Section 5.1 for a Normal Pension and who retires on or after his Normal Retirement Date shall receive his Accrued Benefit. A Participant who meets the requirements for a Normal Pension and retires after his Normal Retirement Date shall receive his Accrued Benefit computed as for normal Retirement considering his Benefit Service and Compensation to his Termination of Employment.

         6.2 Early Pension.

                  (a) Basic Formula. Subject to the provisions of subsection (b) and Section 6.5, a Participant who meets the requirements in Section
         5.2 for an Early Pension shall receive his Accrued Benefit.

                  (b) Reduction for Early Commencement. If payment of an Early Pension commences before a Participant's Normal Retirement Date, his Early Pension shall be reduced for each full and fractional year by which his Annuity Starting Date precedes the first day of the month coincident with or immediately following his Normal Retirement Date in accordance with the following provisions. The monthly amount payable as determined in accordance with this subsection (b) as of a Participant's Annuity Starting Date shall remain in effect for as long as his Early Pension is payable thereafter. Such Early Pension shall be reduced for early commencement to a percentage thereof determined in accordance with the following schedule:

--------------------------------------------------------------------------------

          Number of Years of Early                          Percentage of
       Commencement of Early Pension                    Early Pension Payable
--------------------------------------------------------------------------------
                     1                                           100
--------------------------------------------------------------------------------

                     2                                           100
--------------------------------------------------------------------------------

                     3                                           100
--------------------------------------------------------------------------------

                     4                                            96
--------------------------------------------------------------------------------

                     5                                            92
--------------------------------------------------------------------------------

                     6                                            88
--------------------------------------------------------------------------------

                     7                                            84
--------------------------------------------------------------------------------

                     8                                            80
--------------------------------------------------------------------------------

                     9                                            76
--------------------------------------------------------------------------------

                     10                                           72
--------------------------------------------------------------------------------

                  The percentage payable with respect to any fractional year shall be determined by straight-line interpolation between applicable percentages in the foregoing schedule.

         6.3 Disability Pension. Subject to Section 6.5, a Participant who meets the requirements in Section 5.3 for a Disability Pension shall receive his Disability Pension determined in accordance with Section 5.3.

         6.4 Deferred Vested Pension.

                  (a) Basic Formula. Subject to the provisions of subsection (b) and Section 6.5, a Participant who meets the requirements in Section
         5.4 for a Deferred Vested Pension shall receive his Accrued Benefit.

                  (b) Reduction for Early Commencement. If payment of a Deferred Vested Pension commences before the Participant's Normal Retirement Date, his Deferred Vested Pension shall be reduced for each full and fractional year by which his Annuity Starting Date precedes the first day of the month coincident with or next following his Normal Retirement Date in accordance with the following provisions. The monthly amount payable as determined in accordance with this subsection
         (b) as of a Participant's Annuity Starting Date shall remain in effect for as long as his Deferred Vested Pension is payable thereafter.

                  A Participant's Deferred Vested Pension shall be reduced for early commencement to a percentage thereof determined in accordance with the following schedule:

========================================================================================
  Number of Years of Early Commencement of Deferred      Percentage of Deferred Vested
                   Vested Pension                               Pension Payable
----------------------------------------------------------------------------------------
                          1                                           90
----------------------------------------------------------------------------------------

                          2                                           81
----------------------------------------------------------------------------------------

                          3                                           74
----------------------------------------------------------------------------------------

                          4                                           67
----------------------------------------------------------------------------------------

                          5                                           61
----------------------------------------------------------------------------------------

                          6                                           55
----------------------------------------------------------------------------------------

                          7                                           51
----------------------------------------------------------------------------------------

                          8                                           46
----------------------------------------------------------------------------------------

                          9                                           43
----------------------------------------------------------------------------------------

                         10                                           39
----------------------------------------------------------------------------------------

                         11                                           36
----------------------------------------------------------------------------------------

========================================================================================
  Number of Years of Early Commencement of Deferred      Percentage of Deferred Vested
                   Vested Pension                               Pension Payable
----------------------------------------------------------------------------------------

                         12                                           33
----------------------------------------------------------------------------------------

                         13                                           31
----------------------------------------------------------------------------------------

                         14                                           28
----------------------------------------------------------------------------------------

                         15                                           26
----------------------------------------------------------------------------------------

                         16                                           24
----------------------------------------------------------------------------------------

                         17                                           23
----------------------------------------------------------------------------------------

                         18                                           21
----------------------------------------------------------------------------------------

                         19                                           20
----------------------------------------------------------------------------------------

                         20                                           18
----------------------------------------------------------------------------------------

                         21                                           17
----------------------------------------------------------------------------------------

                         22                                           16
----------------------------------------------------------------------------------------

                         23                                           15
----------------------------------------------------------------------------------------

                         24                                           14
----------------------------------------------------------------------------------------

                         25                                           13
----------------------------------------------------------------------------------------

                         26                                           12
----------------------------------------------------------------------------------------

                         27                                           11
----------------------------------------------------------------------------------------

                         28                                           10
----------------------------------------------------------------------------------------

                         29                                           10
----------------------------------------------------------------------------------------

                         30                                            9
----------------------------------------------------------------------------------------

                         31                                            9
----------------------------------------------------------------------------------------

                         32                                            8
----------------------------------------------------------------------------------------

                         33                                            8
----------------------------------------------------------------------------------------

                    34 or greater                                      7
----------------------------------------------------------------------------------------

         The percentage payable with respect to any fractional year shall be determined by straight-line interpolation between applicable percentages in the foregoing schedule.

         6.5 Maximum Pensions. Any Pension, when expressed as a pension payable on a Plan Year basis (which is the "Limitation Year" for this Plan), shall not exceed the person's "Maximum Annual Benefit". For purposes of this Section 6.5, "Maximum Annual Benefit" shall mean an annual benefit payable during a Plan Year in an amount equal to the lesser of Ninety Thousand Dollars ($90,000) multiplied by the Adjustment Factor ("Dollar Limitation"), or one hundred percent (100%) of the person's average annual Code Section 415 Compensation from an Employer or Affiliate for the person's highest three (3) consecutive, twelve-month periods consistently used by the Committee (or the actual number of consecutive twelve-month periods for persons who are employed less than three consecutive years) ("Compensation Limitation"), reduced by the annual pension, if any, payable to the person under any Related Defined Benefit Plan ever maintained by the Employer (or any Affiliate) to the extent attributable to contributions by the Employer (or any Affiliate), subject to the following, effective on and after January 1, 1995:

                  (a) If the form of Pension payable to a Participant is other than a Single Life Annuity, the Participant's annual Pension shall not exceed the actuarial equivalent of the Participant's annual pension determined as the greater of the amount applying the (1) mortality and interest rate provisions of Section 2.2, or (2) Applicable Mortality Table and (i) in the case of payment as a Pension, a 5% interest rate, or (ii) in the case of payment as a lump sum, the Applicable Interest Rate.

                  (b) If the Participant has less than 10 Years of Vesting Service, the Dollar Limitation and the Compensation Limitation is reduced by one-tenth for each Year of Vesting Service (or part thereof) less than ten. The adjustments of this Section 6.5(b) shall be applied in the denominator of the defined benefit fraction described in Section 6.5(g) hereof based upon Years of Vesting Service. Years of Vesting Service shall include future years occurring before the Participant's Normal Retirement Date. Such future years shall include the year which contains the date the Participant reaches his Normal Retirement Date, only if it can be reasonably anticipated that the Participant will receive a Year of Vesting Service for such year.

                  (c) If the annual benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age sixty-two (62), the Dollar Limitation as reduced in Section 6.5(b) above, if necessary, shall be determined as follows:

                           (1) If a Participant's Social Security Retirement Age
                  is sixty-five (65), the Dollar Limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the Dollar Limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65; or

                           (2) If a Participant's Social Security Retirement Age
                  is greater than 65, the Dollar Limitation for benefits commencing on or after age 62 is determined by reducing the Dollar Limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefit commences before the month of the Participant's Social Security Retirement Age.

                  (d) If the annual benefit of a Participant commences prior to age 62, the Dollar Limitation shall be the actuarial equivalent of an annual benefit beginning at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. This reduced Dollar Limitation shall be the lesser of the equivalent amount computed using the (1) factors of
         Section 6.2(b), or (2) Applicable Mortality Table and (i) in the case of payment as a Pension, a 5% interest rate, or (ii) in the case of payment as a lump sum, the Applicable Interest Rate. Any decrease in the Dollar Limitation determined in accordance with this
         Section 6.5(d) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

                  (e) If the annual benefit of a Participant commences after the Participant's Social Security Retirement Age, the Dollar Limitation as reduced in Section 6.5(b) above, if necessary, shall be adjusted so that it is the actuarial equivalent of an annual benefit of such Dollar Limitation beginning at the Participant's Social Security Retirement Age. This increased Dollar Limitation shall be the lesser of the equivalent amount computed using (1) the factors required by Section 2.2, or (2) Applicable Mortality Table and (i) in the case of payment as a Pension, a 5% interest rate, or (ii) in the case of payment as a lump sum, the Applicable Interest Rate.

                  (f) If the Current Accrued Benefit of an individual who was a Participant as of December 31, 1986, exceeds his Maximum Annual Benefit, then, for all purposes under this Section 6.5, such Participant's Dollar Limitation shall be equal to such Current Accrued Benefit.

                  (g) If a person is (or was) also a participant in any Related Defined Contribution Plan, and if the sum of such person's defined benefit plan fraction and his defined contribution plan fraction (both as defined in Code Section 415(e)) exceeds 1.0, the person's Maximum Annual Benefit shall be reduced to the extent necessary to reduce such sum to 1.0. The defined contribution plan fraction for any such person shall be determined by application of (1) the special transition rules for the defined contribution plan fraction under Code Section 415(e)(4), (2) the special limitation for employee stock ownership plans under Code Section 415(c)(6), (3) the special transition rules for the defined contribution plan fraction under Section 1106(i)(A) of the Tax Reform Act of 1986 and, (4) if elected by the Plan Administrator, the special transition rule for the defined contribution plan fraction for Plan Years ending after December 31, 1982 under Code
         Section 415(e)(6).

                  (h) Notwithstanding any other provision to the contrary, the maximum pension payable to a Participant shall not exceed the maximum limitations of Code Section 415, which by this reference are specifically incorporated in full into the Plan.

                  (i) Definitions. For purposes of this Section 6.5, the following terms, whenever used in the capitalized form, shall have the meanings set forth below:

                           (1) "Social Security Retirement Age" means age 65 in
                  the case of a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 for a Participant attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age 67 for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

                           (2) "Adjustment Factor" means the cost of living
                  adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1987, applied to such items and in such manner as so prescribed.

                           (3) "Current Accrued Benefit" means, when expressed
                  as an annual benefit within the meaning of Code Section 415(b)(2):

                                    (A) for periods prior to January 1, 1995, a
                           Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of December 31, 1986; and

                                    (B) for periods after December 31, 1994, a
                           Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of December 31, 1994.

                  In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded: (i) any change in the terms and conditions of the Plan after May 5, 1986 or December 31, 1994, as applicable; and (ii) any cost of living adjustment occurring after May 5, 1986, or December 31, 1994, as applicable.

                           (4) "Applicable Interest Rate" means the applicable
                  interest rate prescribed by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin for the month of September immediately preceding the Plan Year in which such distribution is made.

                           (5) "Applicable Mortality Table" means the applicable
                  mortality table prescribed by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin, as in effect on the date as of which a benefit is being determined.

         6.6 Special Participant Retirement Benefits. Notwithstanding other provisions hereof to the contrary, a Special Participant (or his Beneficiary in case of his death), upon Termination of Employment for any reason, shall be entitled to such rights, credits and benefits, if any, under this Plan as may be determined in accordance with the provisions of that Appendix (or Appendices) to this Plan which relates to his Special Participant class (or classes). In the event a Special Participant is reclassified as a Participant or a Participant is reclassified as a Special Participant, the value of his Accrued Benefit and his nonforfeitable right to a Pension, determined as of the date of reclassification, shall not be decreased.

         6.7 Transferred Employee Retirement Benefits. Notwithstanding other provisions hereof to the contrary, Pensions and other benefits, if any, payable under this Plan in cases of transfers of employment by Employees between Employers or Affiliates, or by transfers of Employees between this Plan and a plan maintained outside of this Plan by Affiliates, shall be determined in accordance with the provisions of Article IX.

                                   ARTICLE VII

                                 Death Benefits

         7.1      In-Service Survivor Pension.

                  The Surviving Spouse of a deceased, Vested Participant who was an Eligible Employee or employed by an Affiliate which is not an Employer on his date of death shall receive a Survivor Pension with payments commencing on the Annuity Starting Date. No reduction in the Accrued Benefit of a Vested Participant shall be made for the Survivor Pension coverage provided by this Section 7.1. The Survivor Pension coverage provided by this Section 7.1 cannot be waived.

         7.2      Out-of-Service Survivor Pension.

                  (a) Early Retirement Survivor Pension. The Surviving Spouse of a deceased, Vested Participant:

                           (1) who was not an Eligible Employee when he died;

                           (2) who had incurred a Termination of Employment on
                  or after the date he first satisfied Section 5.2;

                           (3) who died before the Annuity Starting Date of his
                  benefits under this Plan (or the date his benefits recommenced, if suspended under Section 12.2); and

                           (4) whose Surviving Spouse is not entitled to the
                  Survivor Pension provided by Section 7.1 or Section 7.3,

         shall receive a Survivor Pension commencing on the Annuity Starting Date. No reduction in the Accrued Benefit of a Participant shall be made for the Survivor Pension coverage provided by this subsection (a), which cannot be waived.

                  (b) Deferred Vested Survivor Pension. The Surviving Spouse (who was continuously married for at least thirty (30) days to the Participant immediately prior to his death) of a deceased, Vested
         Participant:

                           (1) who is credited with at least one Hour of Service
                  after August 22, 1984;

                           (2) who dies after incurring a Termination of
                  Employment, but before the Annuity Starting Date of his benefits under this Plan; and

                           (3) whose Surviving Spouse is not entitled to the
                  Survivor Pension under Section 7.1, 7.2(a) or 7.3, shall receive a Survivor Pension commencing on the Annuity Starting Date. No reduction in the Accrued Benefit of a Participant shall be made for the Survivor Pension provided by this subsection (b), which cannot be waived.

         7.3 Post-Disability Survivor Pension.

                  The Surviving Spouse of a deceased, Vested Participant who was entitled to receive a Deferred Disability Pension on the date of his death shall receive a Survivor Pension with payments commencing on the Annuity Starting Date. No reduction in the Accrued Benefit of a Vested Participant shall be made for the Survivor Pension coverage provided by this Section 7.3, which cannot be waived.

         7.4 Special Participants Severance and Death Benefits. Notwithstanding other provisions hereof to the contrary, a Special Participant, his Beneficiaries or estate shall, upon Termination of Employment by death or for any other reason, be entitled to such rights, credits and benefits, if any, under this Plan as may be determined in accordance with the provisions of the Appendix (or Appendices) applicable to such Special Participant.

         7.5 Designation of Beneficiary. Each active or retired Participant may designate a primary Beneficiary or Beneficiaries and a contingent Beneficiary or Beneficiaries to receive any benefit that may become payable under Section 8.2 of this Plan by reason of his death. If such Participant is married, no Beneficiary other than the Participant's current Spouse may be designated as a Beneficiary without a Spouse's Consent. Any designation or change in designation by a married Participant of a Beneficiary other than his Spouse shall be invalid under this Plan, if such designation or change in designation is not accompanied by a Spouse's Consent. Upon the entry of a decree of divorce respecting a married Participant and his or her former spouse, any designation of such spouse as Beneficiary of such Participant shall be revoked automatically and become ineffective on and after the date the decree is entered, unless otherwise provided in a Qualified Domestic Relations Order. The automatic revocation of such Beneficiary designation shall be treated under the provisions of the Plan as if such former spouse had predeceased the Participant. However, a Participant may designate a former spouse as a Beneficiary under the Plan, provided a properly completed Beneficiary designation form is filed with the Administrative Committee subsequent to entry of a decree of divorce respecting the Participant and such former spouse. If a Participant dies without executing a valid Beneficiary designation form, any benefits payable on account of such death under Section 8.2 shall be paid to such Participant's Surviving Spouse, if any, or if the Participant had no Surviving Spouse, to his estate, and such Surviving Spouse or estate, as applicable, shall be such Participant's Beneficiary. Such designations shall be made upon the forms furnished by the Administrative Committee, and may, to the extent consistent with Section 8.2, at any time and from time to time be changed or revoked without notice to any Beneficiary, and shall not be effective unless and until filed with the Administrative Committee. Neither the Employers nor the Trustee (in its capacity as Trustee) shall be named as a Beneficiary. For purposes of this Plan, a certified copy of the death certificate, marriage certificate, final divorce decree, or a Qualified Domestic Relations Order shall be sufficient evidence of the event or circumstance to which the document attests, and the Administrative Committee may rely thereon. In the absence of such proof, the Administrative Committee may rely upon such other evidence as it deems necessary or advisable.

         7.6 Loss of Eligibility to Receive Death Benefit. Notwithstanding any other provision of this Plan or an Appendix, in the event a Beneficiary, Spouse or Surviving Spouse is determined by a court of competent jurisdiction to have intentionally caused the death of a deceased Participant, such person shall be ineligible to receive any benefit whatsoever from the Plan and such person shall be deemed to have predeceased the deceased Participant. If a deceased Participant is not survived by a Surviving Spouse (whether by operation of this Section 7.6 or otherwise), no Survivor Pension shall be payable to any person or entity with respect to the Accrued Benefit of such deceased Participant.

                                  ARTICLE VIII

                      Normal and Optional Forms of Payment

         8.1 Normal Form of Pension. The normal form of Pension under this Plan for any Participant, shall be determined in accordance with the following:

                  (a)      Married Participant.

                           (1) Qualified Joint and Survivor Pension. A
                  Participant who is married on his Annuity Starting Date shall receive a Qualified Joint and Survivor Pension, unless during the Applicable Election Period the Participant shall have elected with his Spouse's Consent to have his Accrued Benefit paid in an optional form described in Section 8.2, and the Participant shall have delivered a properly completed election form to the Administrative Committee at any time before the Annuity Starting Date, which has not been revoked before such Annuity Starting Date.

                           (2) Explanation. The Administrative Committee shall
                  provide each vested Participant with a written explanation of the optional forms of payment in the manner set forth below. Such written explanation shall be provided to such Participant by personal delivery or first class mail no less than 30 days and no more than 90 days prior to his Annuity Starting Date, unless the Participant elects to waive such minimum 30-day period, in which case payment may commence as soon as 8 days after the date such explanation is provided. Such written explanation shall contain a general explanation: (i) of the terms and conditions of a Qualified Joint and Survivor Pension; (ii) the circumstances under which it will be provided; (iii) the Participant's right during the Applicable Election Period to make, and the effect of, an election to waive the Qualified Joint and Survivor Pension; (iv) the rights of the Participant's Spouse; (v) the Participant's right during the Applicable Election Period to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Pension; and (vi) the relative values of the various optional forms of payment under the Plan.

                  (b) Single Participant. A Participant who is not married on his Annuity Starting Date or a married Participant who has elected not to receive his Pension in the form of a Qualified Joint and Survivor Pension shall receive his Pension in the form of a Single Life Annuity, unless the Administrative Committee has approved such Participant's selection of an optional form of payment described in Section 8.2.

         8.2 Optional Forms of Pension. By filing a timely election in writing with the Committee, a Participant may designate any person who is a "dependent," as defined in Code Section 152 (without regard to the furnishing of support requirement therein) on the date of the designation, as his contingent pensioner or Beneficiary and elect to receive a Pension that is actuarially equivalent and is payable in accordance with one of the following options, in lieu of the Pension to which he may otherwise become entitled upon Retirement. If the Participant is married on his

Annuity Starting Date, the Participant must designate his Spouse as his contingent pensioner or Beneficiary, as applicable, unless his designation of another dependent is accompanied by a Spouse's Consent.

                  (a) Option 1. The retired Participant shall receive a reduced Pension payable for life, and payments in the same reduced amount shall, after the retired Participant's death, be continued to the contingent pensioner during the contingent pensioner's lifetime. Such reduced Pension payable to the Participant shall be eighty-two percent (82%) plus or minus sixty-five hundredths of one percent (0.65%) for each year to the nearest year that the contingent pensioner is older or younger respectively than the Participant multiplied by the Pension payable to the Participant in the form of a Single Life Annuity. Option A, as described in subsection (i) below, may be elected in connection with this optional form.

                  (b) Option 2. The retired Participant shall receive a reduced Pension payable for life, and payments in the amount of fifty percent (50%) of such reduced Pension shall, after the retired Participant's death, be continued to the contingent pensioner during the contingent pensioner's lifetime. Such reduced Pension payable to the Participant shall be ninety-two percent (92%) minus twenty-five hundredths of one percent (0.25%) for each year to the nearest year that the contingent pensioner is younger than the Participant, or plus four-tenths of one percent (0.40%) for each year to the nearest year that the contingent pensioner is older than the Participant, multiplied by the Pension payable to the Participant in the form of a Single Life Annuity. Option A, as described in subsection (i) below, may be elected in connection with this optional form.

                  (c) Option 3. The retired Participant shall receive a reduced Pension payable for life, and payments in the amount of seventy-five percent (75%) of such reduced Pension shall, after the retired Participant's death, be continued to the contingent pensioner during the contingent pensioner's lifetime. Such reduced Pension payable to the Participant shall be eighty-seven percent (87%) minus four-tenths of one percent (0.40%) for each year to the nearest year that the contingent pensioner is older or younger than the Participant, or plus fifty-five hundredths of one percent (0.55%) for each year to the nearest year that the contingent pensioner is older than the Participant, multiplied by the Pension payable to the Participant in the form of a Single Life Annuity.

                  (d) Option 4. The retired Participant shall receive a Pension determined under Article VI payable for his life.

                  (e) Option 5. The retired Participant shall receive a reduced Pension payable for life and, in the event such Participant dies prior to receiving sixty (60) monthly payments pursuant to this optional form, the balance of such payments shall be payable to a Beneficiary designated by him ("designee") and, if such designee should fail to survive, the remaining balance of such payments to any successor Beneficiary designated by the Participant. Such reduced Pension payable to the Participant shall be ninety-eight percent (98%) plus one-tenth of one percent (0.10%) for each year up to a maximum of ten that Participant is younger than age 65, or minus one-tenth of one percent (0.10%) for each year that Participant is older than age 65, multiplied by the Pension payable to the Participant in the form of a Single Life Annuity.

                  (f) Option 6. The retired Participant shall receive a reduced Pension payable for life and, in the event such Participant dies prior to receiving one hundred twenty (120) monthly payments pursuant to this optional form, the balance of such payments shall be payable to a Beneficiary designated by him ("designee") and, if such designee should fail to survive, the remaining balance of such payments to any successor Beneficiary designated by the Participant. Such reduced Pension payable to the Participant shall be ninety-five percent (95%) plus three-tenths of one percent (0.30%) for each year up to a maximum of ten that Participant is younger than age 65, or minus one percent (1.00%) for each year that Participant is older than age 65, multiplied by the Pension payable to the Participant in the form of a Single Life Annuity.

                  (g) Option 7. The retired Participant shall receive a reduced Pension payable for life and, in the event such Participant dies prior to receiving one hundred eighty (180) monthly payments pursuant to this optional form, the balance of such payments shall be payable to a Beneficiary designated by him ("designee") and, if such designee should fail to survive, the remaining balance of such payments to any successor Beneficiary designated by the Participant. Such reduced Pension payable to the Participant shall be ninety percent (90%) plus five-tenths of one percent (0.50%) for each year up to a maximum of ten that Participant is younger than age 65, or minus one and five-tenths percent (1.50%) for each year that Participant is older than age 65 multiplied by the Pension payable to the Participant in the form of a Single Life Annuity.

                  (h) Option 8. The retired Participant shall receive a reduced Pension payable for life and, in the event such Participant dies prior to receiving two hundred forty (240) monthly payments pursuant to this optional form, the balance of such payments shall be payable to a Beneficiary designated by him ("designee") and, if such designee should fail to survive, the remaining balance of such payments to any successor Beneficiary designated by the Participant. Such reduced Pension payable to the Participant shall be eighty-five percent (85%) plus five-tenths of one percent (0.50%) for each year up to a maximum of ten that Participant is younger than age 65, or minus two percent (2.00%) for each year that Participant is older than age 65 multiplied by the Pension payable to the Participant in the form of a Single Life Annuity.

                  (i) Option A. A retired Participant who has not become eligible for Federal Social Security benefits and has elected, with his Spouse's Consent, if applicable, for payment of his Pension in the form of a Single Life Annuity, Qualified Joint and Survivor Pension or Pension under Option 1 or Option 2 (as described in subsections (a) and
         (b) above, respectively) may elect a Social Security Adjustment Option in connection with such form of Pension. A Social Security Adjustment Option shall provide an actuarially determined greater monthly payment amount to the retired Participant for periods before he attains age 62 and an actuarially determined lesser monthly payment amount after he attains age 62, than the monthly payment amount otherwise payable under the elected form of

         Pension. Such adjusted payment amounts shall take into account the monthly amount of the old age benefit the Participant is expected to become entitled to receive at age 62 under the Federal Social Security Act as in effect on the date of such election (assuming proper application therefor and without regard to any disqualification for or loss or reduction in such old age benefit) so as to provide monthly Pension payment amounts to the retired Participant before and after age 62 which are as reasonably as practicable nearly equal to the aggregate of (i) monthly Pension payment amounts, and (ii) such old age benefits available to the Participant after age 62. The reduced amount of Pension payments under the Social Security Adjustment Option commencing at the Participant's age 62 shall become effective and payable without regard to whether or not an old age benefit in any amount is actually paid to the Participant under the Federal Social Security Act.

         Subject to the restrictions of Section 7.6, a Participant may elect, change, or revoke an election only if such election, change or revocation is filed with the Administrative Committee on a form provided for such purpose during the Applicable Election Period.

         If the Pension payable to the retired Participant is in the form of a joint and survivor annuity under Option 1, Option 2 (including a Qualified Joint and Survivor Pension) or Option 3 with such Participant's Spouse as the contingent pensioner, then, in the event such Participant's Spouse dies after payment of such Pension has commenced and prior to such Participant's death, the monthly amount of the Pension payable to such Participant shall be increased commencing with the first monthly payment to be made immediately following the date of death of such Spouse. In such event, the increased monthly amount of Pension payable to such Participant shall be equal to the monthly amount which would have been payable to the Participant as of his or her Annuity Starting Date if such Participant's Pension had been payable in the form of a Single Life Annuity pursuant to Option 5. Such increased monthly amount shall be payable for the remaining life of such Participant during which payment of his or her Pension continues after his or her Spouse's death.

         If a Participant who makes an election during the Applicable Election Period pursuant to the requirements of this Section 8.2 continues in an Employer's employ after his election, no Pension payments shall be made during the period of continued employment until his Annuity Starting Date. If the Participant continues in such employment after such Annuity Starting Date, the election shall become inoperative, but a new election may be made during a subsequent Applicable Election Period.

         An election made pursuant to this Section 8.2 shall become inoperative in the event (a) the Participant's death occurs prior to the Annuity Starting Date established by his election during the Applicable Election Period, or (b), if applicable, no contingent pensioner is surviving on the Participant's Annuity Starting Date. In the event an election becomes inoperative, the normal form of payment provided by Section 8.1 shall become operative.

         8.3 Other Benefits Cancelled by Option. Any Pension, Death Benefit, or other benefit that would otherwise have become payable under this Plan, shall be cancelled and superseded by an option elected under this Article VIII as of the date such option or other form of payment becomes operative.

         8.4 Special Restrictions on Payment.

                  (a) Subject to the following provisions, if the Actuarial Equivalent present value (including for this purpose a value of zero) of a Pension or Survivor Pension payable to a Participant or Surviving Spouse in the form of a lump sum is not greater than Three Thousand Five Hundred Dollars ($3,500) for distributions before January 1, 1998 or Five Thousand Dollars ($5,000) for distributions on or after January 1, 1998, the Administrative Committee shall direct that such benefit be paid in a lump sum no later than the end of the second plan year following the Plan Year of his Termination of Employment.

                  (b) Written consent of the Participant during the Applicable Election Period is required before any part of his Accrued Benefit is distributed to him, if the Actuarial Equivalent present value of the nonforfeitable portion of his Accrued Benefit is greater than Three Thousand Five Hundred Dollars ($3,500) for distributions before January 1, 1998 or Five Thousand Dollars ($5,000) for distributions on or after January 1, 1998, and the Participant has not attained age sixty-five
         (65). Written consent of the Spouse of a married Participant during the Applicable Election Period also is required under such circumstances, unless the Participant has elected to retire and receive an immediate Qualified Joint and Survivor Pension.

                  (c) For purposes of this Section 8.5, the present value of the nonforfeitable portion of an Accrued Benefit, or a Survivor Pension payable to a Participant or his Surviving Spouse shall be treated as greater than Three Thousand Five Hundred Dollars ($3,500) for distributions before January 1, 1998 or Five Thousand Dollars ($5,000) for distributions on or after January 1, 1998 at all times, if the distribution thereof without the consent of the Participant and/or his Surviving Spouse, as applicable, was prohibited by this Section 8.5 immediately before such distribution began. No such consent is required before the commencement of such distribution, if the present value thereof is not more then Three Thousand Five Hundred Dollars ($3,500) for distributions before January 1, 1998 or Five Thousand Dollars ($5,000) for distributions on or after January 1, 1998, or if the Participant has attained age sixty-five (65) or would have attained such age as of the Annuity Starting Date, if he had lived.

         8.5 Domestic Relations Orders. The Accrued Benefit of a Participant shall be paid in accordance with the terms of any Qualified Domestic Relations Order.

         8.6 Unclaimed Benefits. During the time when a benefit hereunder is payable to any Participant or Beneficiary, the Administrative Committee, upon request by the Trustee, or at its own instance shall mail by registered or certified mail to such person, at his last known address, a written demand for his address, or for satisfactory evidence of his continued life, or both. If such information is not furnished to the Administrative Committee within three months from the mailing of such demand, then the Administrative Committee may, in its sole discretion, determine that such Participant or Beneficiary is deceased and may declare such benefit, or any unpaid portion thereof, terminated as if the death of the distributee (with nonsurviving beneficiary) had occurred on the later of the date of the last payment made thereon or the date such person first became entitled to receive benefit payments. Any such declaration by the Administrative Committee shall later be revoked, upon a receipt of the requested information by the Administrative Committee.

         8.7 Facility of Payment. In the event any person entitled to receive any Pension, Death Benefit or other benefit payment of any nature under the Plan is determined by the Administrative Committee to be legally, physically or mentally incapable of personally receiving and receipting for payment thereof, the Administrative Committee, in its sole discretion, may direct the Trustee to make payment thereof to such person, persons, institution or institutions then maintaining or having custody of such incapacitated person, as determined by the Administrative Committee. The determination of the Administrative Committee as to the identity of the proper payee of any Pension, Death Benefit or other benefit of any nature under the Plan and the amount properly payable with respect thereto shall be final and conclusive with respect to all persons for purposes.

         8.8 Loss of Eligibility to Receive Continuation Benefits. Notwithstanding any other provision of this Plan or an Appendix, in the event a contingent annuitant, Surviving Spouse or Beneficiary is determined by a court of competent jurisdiction to have intentionally caused the death of a deceased Participant who was receiving Pension payments prior to his death, such person shall be ineligible to receive any continuation payments from the Plan with respect to such Pension and such person shall be deemed to have predeceased the deceased Participant. In the event a contingent annuitant, Beneficiary or Surviving Spouse is deemed to have predeceased a deceased Participant pursuant to this Section 8.8, any continuation benefits, if any, shall be payable only as determined by the form in which the Pension of such deceased Participant was being paid. In this regard, if such Pension was being paid in the form of joint and survivor annuity (including a Qualified Joint and Survivor Pension) and the contingent pensioner (including a Surviving Spouse) is deemed to have predeceased the deceased Participant, no continuation payments shall be payable to any person or entity with respect to such Pension, unless such Pension was payable for a period certain; in which case payments for the remainder, if any, of such period certain shall be continued to the deceased Participant's Beneficiary determined in accordance with Section 7.5.

                                   ARTICLE IX

                              Employment Transfers

         9.1 Transfers Between Employers. If an Eligible Employee has a transfer of employment between Employers, his Accrued Benefit and Years of Service earned and credited up to the date of such transfer shall not be reduced and he shall continue to be credited with Vesting Service (but not Benefit Service) with respect to his Accrued Benefit accrued to such date for each Hour of Service during his employment as an Employee with such transferee Employer. Such transferred Employee shall participate in the Plan after such transfer of employment in accordance with the terms of the Plan and any Appendix applicable to his status as an Employee of such transferee Employer and his Accrued Benefit as of any date on or after the date of such transfer shall be determined in accordance with the applicable terms of the Plan (including any applicable Appendix) as such terms exist as of the date of such transfer and as such terms may be amended thereafter.

         9.2 Transfers to Non-Employer Affiliates. If an Eligible Employee has a transfer of employment to an Affiliate which is not an Employer, his Accrued Benefit and Years of Service earned and credited up to the date of such transfer shall not be reduced and he shall continue to be credited with Vesting Service (but not Benefit Service) with respect to his Accrued Benefit accrued to such date for each Hour of Service during his employment as an Employee with such transferee Affiliate.

                                    ARTICLE X

                                 Administration

         10.1 Fiduciaries. Under certain circumstances, the Trustee, the Board of Directors, the Benefits Committee, the Investment Committee, the Investment Managers, or the Administrative Committee may be determined by a court of law to be a fiduciary with respect to a particular action under the Plan or the Trust Agreement. As authorized by ERISA, to prevent any two parties to the Plan from being deemed co-fiduciaries with respect to a particular function, both the Plan and Trust Agreement are intended, and should be construed, to allocate to each party to the Plan only those specific powers, duties, responsibilities, and obligations as are specifically granted to it under the Plan or Trust.

         10.2 Allocation of Responsibilities Among Named Fiduciaries.

                  (a) Trustee. The Trustee shall have the authority and responsibility to manage and control the Trust Fund and for the investment and safekeeping of the assets of the Plan, except to the extent such authority and responsibility is delegated to one or more Investment Managers. The Trustee shall also have those responsibilities set forth in the Trust Agreement and the provisions of this Plan.

                  (b) Board of Directors. The Board of Directors shall have exclusive authority and responsibility for:

                           (1) The termination of the Plan;

                           (2) The adoption of an amendment to this Plan or an
                  Appendix which would materially increase or decrease the level of Accrued Benefits provided for in this Plan or an Appendix;

                           (3) The appointment and removal of members of the
                  Benefits Committee. The Board of Directors shall designate one member of the Benefits Committee as the Chairman of the Benefits Committee;

                           (4) The approval of the adoption of this Plan by an
                  Affiliate and the withdrawal from this Plan by an adopting Employer; and

                           (5) The delegation to the Benefits Committee of any
                  authority and responsibility reserved herein to the Board of Directors.

                  (c) Benefits Committee. The Benefits Committee shall have exclusive authority and responsibility for those functions set forth in
         Section 10.3 of this Plan and in other provisions of this Plan.

                  (d) Administrative Committee. The Administrative Committee shall serve as plan administrator and shall have exclusive authority and responsibility for those functions set forth in Section 10.4 and in other provisions of this Plan.

                  (e) Investment Committee. The Investment Committee shall have exclusive authority and responsibility for those functions set forth in
         Section 10.5 and in other provisions of this Plan.

                  (f) Investment Managers. The Investment Managers, if and to the extent appointed by the Benefits Committee, shall have the authority and responsibility for the investment of all or any part of the assets of the Plan, as delegated to the Investment Managers by the Benefits Committee. In investing any of the assets of the Plan, the Investment Managers shall follow any investment objectives or guidelines established by the Benefits Committee and communicated to the Investment Managers.

         10.3     Provisions Concerning the Benefits Committee.

                  (a) Membership and Voting. The members of the Benefits Committee shall be appointed and removed by the Board of Directors pursuant to Section 10.2(b)(3). The Benefits Committee shall consist of not less than three (3) members. The Board of Directors may remove any member of the Benefits Committee at any time, with or without cause, by written notice to such member and to the other members of the Benefits Committee. Any member may resign by delivering a written resignation to the Board of Directors. Vacancies in the Benefits Committee arising by death, resignation or removal shall be filled by the Board of Directors. The Benefits Committee shall act by a majority of its members at the time in office, and such action may be taken by a vote at a meeting, in writing without a meeting, or by telephonic communications. Attendance at a meeting shall constitute waiver of notice thereof. A member of the Benefits Committee who is a Participant of the Plan shall not vote on any question relating specifically to such Participant. Any such action shall be voted or decided by a majority vote of the remaining members of the Benefits Committee. The Benefits Committee shall appoint a Secretary who may, but need not, be a member thereof. The Benefits Committee may appoint from its members such subcommittees with such powers as the Benefits Committee shall determine.

                  (b) Powers and Duties of Benefits Committee. The Benefits Committee shall have the authority and responsibility for:

                           (1) All amendments to this Plan, except to the extent
                  such authority is reserved to the Board of Directors;

                           (2) The approval of any merger or spinoff of any part
                  of this Plan;

                           (3) The appointment, removal, with or without cause,
                  or the replacement of the Trustee, Investment Managers, any member of the Administrative Committee or any member of the Investment Committee; and

                           (4) The delegation of responsibilities to the
                  Trustee, the Administrative Committee, Investment Committee or any other person or entity.

         The Benefits Committee may appoint such accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan. Such accountants and counsel may, but need not, be accountants and counsel for the Company or an Affiliate. The Benefits Committee also shall have such other duties, authority and responsibility as may be delegated by the Board of Directors.

         10.4     Provisions Concerning the Administrative Committee.

                  (a) Membership and Voting. The Benefits Committee shall appoint an Administrative Committee, which shall be in charge of the operation and administration of this Plan. The Administrative Committee shall consist of not less than three (3) members. The Benefits Committee may remove any member of the Committee at any time, with or without cause, by written notice to such member and to the other members of the Administrative Committee. Any member may resign by delivering a written resignation to the Benefits Committee. Vacancies in the Administrative Committee arising by death, resignation or removal shall be filled by the Benefits Committee. The Administrative Committee shall act by a majority of its members at the time in office, and such action may be taken by a vote at a meeting, in writing without a meeting, or by telephonic communications. A member of the Administrative Committee who is a Participant of the Plan shall not vote on any question relating specifically to such Participant. Any such action shall be voted or decided by a majority vote of the remaining members of the Administrative Committee. The Administrative Committee shall designate one of its members as the Chairman and shall appoint a Secretary who may, but need not, be a member thereof. The Administrative Committee may appoint from its members such subcommittees with such powers as the Administrative Committee shall determine.

                  (b) Duties of Administrative Committee. The Administrative Committee shall administer the Plan in accordance with its terms and shall have all the powers necessary to carry out such terms. The Administrative Committee shall execute any certificate, instrument or other written direction on behalf of the Plan and may make any payment on behalf of the Plan. All interpretations of this Plan, and questions concerning its administration and application, shall be determined by the Administrative Committee in its sole discretion and such determination shall be binding on all persons for all purposes. The Administrative Committee may appoint such accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan. Such accountants and counsel may, but need not, be accountants and counsel for the Company or an Affiliate. The Administrative Committee also shall have such other duties, authority and responsibility as may be delegated by the Benefits Committee.

         10.5     Provisions Concerning the Investment Committee.

                  (a) Membership and Voting. The Benefits Committee shall appoint an Investment Committee. The Investment Committee shall consist of not less than three (3) members. The Benefits Committee may remove any member of the Investment Committee at any time, with or without cause, by written notice to such member and to the other members of the Investment Committee. Any member may resign by delivering a written resignation to the Benefits Committee. Vacancies in the Investment Committee arising by death, resignation or removal shall be filled by the Benefits Committee. The Investment Committee shall act by a majority of its members at the time in office, and such action may be taken by a vote at a meeting, in writing without a meeting, or by telephonic communications. Attendance at a meeting shall constitute waiver of notice thereof. A member of the Investment Committee who is a Participant of the Plan shall not vote on any question relating specifically to such Participant. Any such action shall be voted or decided by a majority vote of the remaining members of the Investment Committee. The Investment Committee shall designate one of its members as the Chairman and shall appoint a Secretary who may, but need not, be a member thereof. The Investment Committee may appoint from its members such subcommittees with such powers as the Investment Committee shall determine.

                  (b) Duties of Investment Committee. The Investment Committee shall recommend to the Benefits Committee investments and Investment Managers and monitor the performance of such investments and Investment Managers. The Investment Committee shall also implement any investment objectives or guidelines which may be established by the Benefits Committee. The Investment Committee may appoint such accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with its duties under this Plan. Such accountants and counsel may, but need not, be accountants and counsel for the Company or an Affiliate. The Investment Committee also shall have such other duties, authority and responsibility as may be delegated by the Benefits Committee.

         10.6     Delegation of Responsibilities; Bonding.

                  (a) Delegation and Allocation. The Board of Directors, the Benefits Committee, the Investment Committee and the Administrative Committee, respectively, shall have the authority to delegate and allocate, from time to time, by a written instrument, all or any part of its responsibilities under this Plan to such person or persons as each may deem advisable, and in the same manner to revoke any such delegation or allocation of responsibility. Any action of such person in the exercise of such delegated or allocated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Board of Directors, the Benefits Committee, the Investment Committee or the Administrative Committee. An Employer, the Board of Directors, the Benefits Committee, the Investment Committee or the Administrative Committee shall not be liable for any acts or omissions of any such person, who shall periodically report to the Board of Directors, the Benefits Committee, the Investment Committee or the Administrative Committee, as applicable, concerning the discharge of the delegated or allocated responsibilities.

                  (b) Bonding. The members of the Benefits Committee, the Investment Committee and the Administrative Committee shall serve without bond (except as expressly required by federal law) and without compensation for their services as such.

         10.7 No Joint Fiduciary Responsibilities. The Plan is intended to allocate to each named fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by two or more of such named fiduciaries unless such sharing is provided for by a specific provision of the Plan. Whenever one named fiduciary is required herein to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of a named fiduciary receiving such directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

         10.8 Information to be Supplied by Employer. Each Employer shall supply to the Administrative Committee, within a reasonable time after the end of each month and in such form as the Administrative Committee shall require, the names of all Participants who incurred a Termination of Employment or layoff during the month and the date of termination of each and the amount of Compensation paid to each Participant for the Plan Year of such Termination of Employment. The Administrative Committee may rely conclusively on the information certified to it by an Employer. Each Employer shall provide to the Administrative Committee or its delegate such other information as it shall from time to time need in the discharge of its duties.

         10.9 Records. The regularly kept records of the Administrative Committee and of any Employer shall be conclusive evidence of the Accrued Benefit, Vesting Service and Eligibility Service of a Participant, his Compensation, his age, marital status, his status as an Eligible Employee and all other matters contained therein applicable to this Plan; provided that a Participant may request a correction in the record of his age at any time prior to his Annuity Starting Date, and such correction shall be made if within ninety
(90) days after such request he furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Administrative Committee.

         10.10 Fiduciary Capacity. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

                                   ARTICLE XI

                                     Trustee

         11.1 Appointment of Trustee. A Trustee (or Trustees) shall be the entity designated as Trustee under the Trust Agreement or such other entity appointed by the Benefits Committee. The Trustee shall serve at the pleasure of the Benefits Committee, and shall have such rights, powers and duties as are provided to a Named Fiduciary under ERISA for the administration of the Trust Fund and as are provided in the Trust Agreement.

         11.2 Responsibility of Trustee and Investment Manager(s). All contributions under this Plan shall be paid to and held separately by the Trustee. The Trustee shall have no responsibility relating to the investment and reinvestment of the Trust Fund except with respect to the management of those assets specifically delegated to it in writing. The Investment Manager(s) shall have exclusive management and control of the investments and/or reinvestments of the assets of the Trust Fund assigned to them except as specified above. All property and funds of the Trust Fund shall be retained for the exclusive benefit of Participants, as provided in the Plan, and shall be used to pay benefits to Participants or their beneficiaries or to pay expenses of administration of the Plan and Trust Fund to the extent not paid by the Employers.

         11.3 Funding and Investment Policy. The Plan Administrator shall periodically obtain cash flow projections from the Actuary and shall supply them to the Benefits Committee, so that an appropriate funding and investment policy may be maintained by such Benefits Committee in accordance with the requirements of ERISA.

         11.4 Bonding. Neither the Investment Manager(s) nor Trustee shall be required to furnish any bond or security for the performance of their powers and duties hereunder unless applicable law makes the furnishing of such bond or security mandatory.

         11.5 Standard of Conduct of Trustee. The Trustee shall perform all of its functions solely in the interests of the Participants of the Plan and their Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and shall not be liable for any conduct on its part which conforms to that standard.

         11.6 Payment of Expenses. All expenses incident to the administration, termination or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting, investment management, Trustee's fees and premiums to the Pension Benefit Guaranty Corporation, shall be paid by the Company, which may require reimbursement from the other Employers for their proportionate shares, or if not paid by the Company, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a first and prior claim and lien against the Trust Fund.

                                   ARTICLE XII

                                   Limitations

         12.1     Reemployment of Retired Employees.

                  (a) Prior to Normal Retirement Date. If a retired Participant is reemployed as an Eligible Employee prior to his Normal Retirement Date, no Pension payments shall be made during the period of such reemployment. Upon subsequent Termination of Employment by such Participant, the Participant shall be entitled to receive a Pension based on his Benefit Service and Average Monthly Compensation prior to the date of his previous Retirement as well as Benefit Service and Average Monthly Compensation during the period of his reemployment, and in the case of a disabled Participant, his Vesting Service and Benefit Service while disabled. In the case of reemployment of a retired Participant who received any Pension payments prior to his reemployment, the Pension payable upon his subsequent Retirement shall be reduced by the actuarial equivalent of any Pension payments he received during his previous period of Retirement.

                  (b) On or After Normal Retirement Date.

                           (1) Suspension of Pension. If a retired Participant
                  is reemployed as an Eligible Employee on or after his Normal Retirement Date, his Pension shall be suspended for any calendar month during which he earns at least forty (40) Hours of Service under this Plan; provided, however, in no event shall the amount so suspended be greater than the amount of Pension which would have been payable to the Participant if he had been receiving monthly Pension payments under the Plan since his Retirement based on a Single Life Annuity commencing at his age at Retirement.

                           (2) Status Determination. Any retired Participant who
                  is reemployed by any Employer or Affiliate on or after his Normal Retirement Date may request the Committee to render a determination of whether specific contemplated reemployment will result in a permanent suspension of his Pension under
                  Section 12.2(b)(1). Such requests shall be considered in accordance with this Plan's claims procedure, and shall be rendered in a reasonable amount of time.

         12.2     Governmental Restrictions.

                  (a) Limitation on Benefits of Highly Compensated Employees. This Section 12.2 sets forth the limitations required by the Internal Revenue Service on the Employer Contributions which may be used for the benefit of certain Participants. In the event of Plan termination, the benefit of any highly compensated active or former employee is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). In this regard, benefits distributed to any of the 25 most highly compensated active and highly compensated former employees with the greatest compensation in the current or any prior year are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Participant under a straight life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit, the Participant's other benefits (if any) under the Plan (other than a social security supplement, within the meaning of Section 1.411(a)-7(c)(4)(ii) of the Income Tax Regulations), and the amount the Participant is entitled to receive under a social security supplement.

         The foregoing restrictions shall not apply if:

                  (1) after payment of the benefit to a Participant described in the preceding paragraph, the value of plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(l)(7);

                  (2) the value of the benefits for a Participant described above is less than 1% of the value of current liabilities before distribution; or

                  (3) the value of the benefits payable under the Plan to a Participant described above does not exceed $3,500 for distributions prior to January 1, 1998 and Five Thousand Dollars ($5,000) for distributions on or after January 1, 1998.

For purposes of this Section 12.3, benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Participant, and any death benefits not provided for by insurance on the Participant's life.

                  (b) Permissible Distributions. A Participant's otherwise restricted benefit may be distributed in full to the affected Participant if prior to receipt of the restricted amount, the Participant enters into a written agreement with the Administrative Committee to secure repayment to the Plan of the restricted amount. The restricted amount is the excess of the amounts distributed to the Participant (accumulated with reasonable interest) over the amounts that could have been distributed to the Participant under a Single Life Annuity (accumulated with reasonable interest). The Participant may secure repayment of the restricted amount upon distribution by:

                           (1) entering into an agreement for promptly
                  depositing in escrow with an acceptable depositary, property having a fair market value equal to at least 125 percent of the restricted amount;

                           (2) providing a bank letter of credit in an amount
                  equal to at least 100 percent of the restricted amount; or

                           (3) posting a bond equal to at least 100 percent of
                  the restricted amount. If the Participant elects to post bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds.

                                  ARTICLE XIII

                                   Amendments

         13.1 Right to Amend. As provided in Article X, the Benefits Committee or the Board of Directors, as appropriate, reserves the right to make, from time to time, any amendment to this Plan which does not permit any prohibited reversion of any part of the Trust Fund to the Employers, and which does not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants included in this Plan. Retroactive amendments may not decrease the Accrued Benefit of any Participant or Beneficiary thereof determined as of the first Plan Year to which the amendment applies, or as of the time the amendment was adopted, except as permitted by law.

         13.2 Plan Merger or Consolidation. In the event of any merger or consolidation with, or transfer of assets or liabilities to any other plan, each Participant in this Plan, upon termination, shall have as a minimum benefit, under the successor plan, the amount he would have received if the Plan had terminated at the time of such merger, consolidation or transfer.

                                   ARTICLE XIV

                             Adoption and Withdrawal

         14.1 Procedure for Adoption. Any Affiliate now in existence or hereafter formed or acquired, which is not already an Employer under this Plan and which is otherwise legally eligible, may by formal resolution or decision of its own board of governing authority, adopt this Plan and the related Trust, for all or any classification of persons in its employment, and thereby, from and after the specified effective date shall become an Employer under this Plan. Such adoption shall be effectuated by such formal resolution or decision of the adopting organization as shall be appropriate. The adoption resolution or decision may contain such specific changes and variations in the terms and provisions of this Plan and Trust applicable to such adopting Employer and its Employees, as may be acceptable to the Benefits Committee and attached hereto as an Appendix. However, the sole, exclusive right of any other amendment of whatever kind or extent, to the Plan or Trust are reserved to the Board of Directors. The Appendix so added shall become, as to such adopting organization and its Employees, a part of this Plan as then amended or thereafter amended and the related Trust. It shall not be necessary for the adopting organization to sign or execute the original or the amended Plan and Trust documents. The effective date of this Plan for any such adopting organization shall be stated in this restated and amended Plan or in the Appendix, and from and after such effective date such adopting organization shall assume all the rights, obligations and liabilities of an individual Employer entity hereunder and under the Trust. The administrative powers and control of the Board of Directors, as provided in the Plan and Trust, including the right of amendment, and of appointment and removal of the Benefits Committee, shall not be diminished by reason of the participation of any such adopting organization in this Plan and Trust.

         14.2 Withdrawal. An Employer, by action of its board of directors or other governing authority, may withdraw from this Plan and Trust at any time, without affecting other Employers not withdrawing. The Board of Directors may, in its absolute discretion, terminate an adopting Employer's participation at any time when in its judgment such adopting Employer fails or refuses to discharge its obligations under this Plan.

         14.3 Adoption Contingent upon Initial and Continued Qualification. The adoption and amendment of this Plan and its related Trust is hereby made contingent and subject to the condition precedent that this Plan, following such adoption, meets all the statutory requirements for qualified plans, including, but not limited to, Section 401(a) and 501(a) of the Code.

                                   ARTICLE XV

                                   Termination

         15.1 Right to Terminate. The Board of Directors may at any time terminate this Plan with respect to all or any part of the Participants employed by all or any one of the Employers, and may direct and require the Trustee to liquidate the share of the Trust Fund allocable to such Participants or their Beneficiaries. If the Plan is terminated with respect to less than all Employers maintaining the Plan, the Plan shall continue in effect for Participants of the remaining Employers. In the event that an Employer shall cease to exist, the Plan shall be terminated with respect to the Participants of such Employer, unless a successor organization adopts and continues the Plan. Upon complete or partial termination of the Plan, the rights of affected Participants employed on the date of the occurrence of such event to the benefits accrued under the Plan to the date of such termination shall be nonforfeitable to the extent then funded.

         15.2 Employer Consolidation or Merger. Upon an Employer's liquidation, bankruptcy, insolvency, sale, consolidation or merger to or with another organization which is not an Employer hereunder, in which the Employer is not the surviving company, or upon an adjudication or other official determination of a court of competent jurisdiction or other public authority pursuant to which a conservator, receiver or other legal custodian is appointed for the purpose of operation or liquidation of an Employer, the Trust Fund assets attributable to the Participants of such Employer shall be held or distributed as herein provided, unless the successor to such Employer assumes the duties and responsibilities of such Employer by adopting the Plan and Trust, or by the establishment of a separate plan and trust to which the Trust Fund assets of the Trust held on behalf of such Employer may be transferred with the consent and agreement of such Employer and the Company. Upon the consolidation or merger of two or more of the Employers under the Plan with each other, the surviving Employer or organization shall succeed to all the rights and duties under the Plan and Trust of the Employers involved.

         15.3 Allocation and Liquidation of Trust Fund. Upon complete or partial termination of the Plan the proportionate interests of the affected Participants of each Employer, and their Beneficiaries, respectively, shall be determined by the Administrative Committee in accordance with Section 4044 of ERISA and other applicable laws and regulations. If any assets of the Plan remain following complete termination of the Plan, they shall revert to the Company as provided in Section 15.5. Notwithstanding the foregoing, in the event the Plan terminates, or there is a spinoff of part of the Plan (in excess of the three percent (3%) of the Plan assets permitted under Treasury Regulation Section 1.414(1)-1(n)(2)), within five (5) years following the date of any merger of any other plan into this Plan after September 2, 1974, and if the sum of the assets in this Plan after any such merger was less than the sum of the present values of the accrued benefits (whether or not vested) of both this Plan and such other plan on a termination basis on the merger date, then a special schedule of benefits shall be created from the necessary (as identified by an enrolled actuary) data maintained by the Employer or the Plan Administrator and shall be inserted in and modify the allocation priorities set forth above in this Section
15.3 at the time of such termination or spinoff, in accordance with Treasury Regulation Sections 1.414(1)-1(e)-(j) and 2608.13.

         15.4 Manner of Distribution. Any distribution after termination or partial termination of this Plan may be made at any time, and from time to time, in whole or in part, to the extent that no discrimination in value results, in cash or in securities or other assets in kind (at fair market value at the time of distribution). In making such distribution, any and all determinations, divisions, appraisals, apportionments and allotments shall be made by the Administrative Committee acting with the information supplied by the Actuary and such actions shall be final, binding and conclusive on all persons for all purposes. Distribution may be implemented through the continuance of the Trust Fund, the creation of a new trust fund for that purpose or purchase of nontransferable annuity contracts, or by a combination thereof, as the Administrative Committee, in its discretion, shall determine.

         15.5 Amounts Returnable to an Employer. In no event shall an Employer receive any amounts from the Trust, except such amounts, if any, as set forth below:

                  (a) Upon termination of the Plan and notwithstanding any other provisions of the Plan, the Company shall receive such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan to affected Participants and Beneficiaries;

                  (b) In the event of a contribution made by an Employer by a mistake of fact, such contribution may be returned to such Employer within one year after payment thereof, subject to the provisions of subsection (e), below;

                  (c) Each contribution hereunder is conditioned on the qualification under Code Section 401 of the Plan and the contributing Employer shall be entitled at its option to withdraw, within one year after the date of denial of such qualification, all contributions made to this Plan, subject to the provisions of subsection (e), below;

                  (d) Each contribution hereunder is conditioned upon the deductibility of such contribution under Code Section 404 for the Plan Year for which such contribution is made and shall be returned to an Employer within one (1) year of disallowance, if such deduction is disallowed (to the extent of the disallowance), subject to the provisions of subsection (e), below; and

                  (e) The return of an Employer Contribution to an Employer under subsections (b), (c) or (d), above, must comply with each of the following requirements:

                           (1) The amount of such Employer Contribution which
                  may be so returned shall not be greater than the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there been no mistake in determining the deduction or had there been no mistake of fact, as the case may be; and

                           (2) The amount of such Employer Contribution which
                  may be so returned shall not be increased by earnings attributable to the investment or reinvestment of such Employer Contribution in the Trust, but shall be reduced by losses attributable to the investment or reinvestment of such Employer Contribution in the Trust.

                                   ARTICLE XVI

                              Top-Heavy Provisions

         16.1 Definitions. For purposes of this Article XVI, the following words and phrases shall have the meanings set forth below when used in the capitalized form, unless a different meaning is clearly warranted by the context:

                  (a) "Aggregation Group" shall mean a Required Aggregation Group or a Permissive Aggregation Group, as appropriate.

                           (1) "Required Aggregation Group" shall mean that
                  group of plans comprised of each defined contribution and each defined benefit plan sponsored by the Company or any Affiliate in which at least one (1) Key Employee participates, and any other defined contribution or defined benefit plan sponsored by the Company or by any Affiliate which enables a plan in which a Key Employee participates to satisfy the minimum participation and non-discrimination requirements of Code Sections 410 and 401(a)(4).

                           (2) "Permissive Aggregation Group" shall mean all
                  plans included in the Required Aggregation Group and any other plan or plans sponsored by the Company or by an Affiliate but only if such group of plans would satisfy, in the aggregate, the minimum participation and non-discrimination requirements of Code Sections 410 and 401(a)(4) and contributions or benefits in such other plans are comparable to contributions or benefits in the plans of the Required Aggregation Group. The Administrative Committee shall determine which plan or plans shall be taken into account in determining the Permissive Aggregation Group.

                  (b) "Annual Compensation" means compensation within the meaning of Code Section 415(c)(3), subject to the exclusions described in Code Section 414(q)(7).

                  (c) "Determination Date" shall mean, with respect to a Plan Year, the last day of the immediately preceding Plan Year.

                  (d) "Key Employee" shall mean any Employee or former Employee (and any beneficiaries of a former employee) who, for the Plan Year containing the Determination Date or any of the four preceding Plan Years, is:

                           (1) An officer of an Employer (or of an Affiliate)
                  whose Annual Compensation during the Plan Year containing the Determination Date is greater than 50 percent of the dollar limitation on annual benefits for such Plan Year with respect to defined benefit plans under Code Section 415(b)(1)(A); provided however, excluding Employees described in Code
                  Section 414(q)(8), no more than the lesser of:

                                    (A)  fifty (50) Employees; or

                                    (B)  the greater of three (3) Employees or
                           ten percent (10%) of all Employees

                  shall be treated as officers, and such officers shall be selected from those with the highest Annual Compensation during the Plan Year containing the Determination Date;

                           (2) One (1) of the ten (10) Employees owning, or
                  considered as owning within the meaning of Code Section 318 (applying subparagraph (a)(2)(C) thereof by substituting "5%" for "50%" therein), the largest interest in an Employer, provided such Employee's Annual Compensation from an Employer during the Plan Year containing the Determination Date is in excess of the dollar limitation on annual additions for such Plan Year with respect to defined contribution plans under Code Section 415(c)(1)(A); and provided further that if two or more Employees so own equal interests in the Employer, the Employee having the greater Annual Compensation from the Employer shall be treated as so owning a larger interest;

                           (3) A five percent (5%) or greater owner of an
                  Employer, as defined in Code Section 416(i)(B)(i); or

                           (4) A one percent (1%) or greater owner of an
                  Employer (as defined in Code Section 416(i)(B)(ii)) whose Annual Compensation from an Employer is greater than One Hundred Fifty Thousand Dollars ($150,000).

                  (e) "Non-Key Employee" shall mean an Employee who is not a Key Employee, including an Employee who is a former Key Employee.

                  (f) "Valuation Date" shall mean (i) with respect to this Plan, the last valuation date of a Plan Year containing the Determination Date, which is the valuation date as of which the Actuary determines the funding requirements for the Trust Fund in accordance with ERISA and as provided in Section 11.3; (ii) with respect to any other defined benefit plan included in the Aggregation Group, the valuation date within the twelve (12) month period ending on the Determination Date as of which the minimum funding standards are determined for such plan; and (iii) with respect to a defined contribution plan included in the Aggregation Group, the valuation date within the twelve (12) month period ending on the Determination Date as of which the account balances under such plan are determined.

         16.2  Application of Top-Heavy Provisions. The provisions of this
Article XVI shall be applied as follows:

                  (a) Single Plan Determination. Unless this Plan is included in an Aggregation Group, it will be considered top-heavy and the provisions of this Article XVI shall be applicable, if, as of a Determination Date, the cumulative Accrued Benefits of Key

         Employees under the Plan exceeds sixty percent (60%) of the cumulative Accrued Benefits of all Employees under the Plan.

                  (b) Aggregation Group Determination. If the Plan is included in an Aggregation Group, it will be considered top-heavy and the provisions of this Article XVI shall be applicable, if as of a Determination Date, the sum of account balances of Key Employees under all defined contribution plans in the group and the cumulative accrued benefits of Key Employees under all defined benefit plans in such group exceed sixty percent (60%) of the same amounts determined for all employees under all plans included in the Aggregation Group.

                  (c) Top-Heavy Test. For purposes of subsection (a) and (b) above, accrued benefits and account balances shall be adjusted for any distribution made in the five-year period ending on the Determination Date, for any contribution due but unpaid as of the Determination Date and for any contributions made after the most recent Valuation Date. The value of cumulative accrued benefits and the value of account balances shall be determined as of the most recent Valuation Date which is within the twelve-month period ending on the Determination Date and the accrued benefit of a current Employee shall be determined as if he had incurred a Termination of Employment as of such Valuation Date. The present value of accrued benefits shall be determined using the actuarial assumptions set forth in Section 2.2, without regard to whether such benefit is accrued under this Plan or any other defined benefit plan included in the Aggregation Group. The accrued benefit and account balance of a Participant who either (i) is not a Key Employee in the determination year but was a Key Employee in a prior year, or
         (ii) has not performed services for an Employer or an Affiliate during the five-year period ending on the Determination Date, shall be disregarded. The determination of top-heavy status, including the extent to which contributions, distributions, rollovers and transfers are taken into account shall be made in accordance with Code Section 416 and the Treasury Regulations issued thereunder. Solely for the purpose of determining if this Plan, or any other plan included in a required Aggregation Group of which this Plan is a part, is top-heavy (within the meaning of Code Section 416(g)) the Accrued Benefit of a Non-Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by Affiliates, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

         16.3 Top-Heavy Determination. The Administrative Committee shall determine whether the Plan is a top-heavy plan with respect to each Plan Year. The Administrative Committee's determination shall be final and binding on all Participants.

         16.4 Vesting Requirements. If the Plan is determined to be a top-heavy plan with respect to a Plan Year, then a Participant's interest in his Accrued Benefit shall vest in accordance with the following schedule:

                           Years of Vesting Service         Vesting Percentage
                           ------------------------         ------------------
                                Less than 2                         0%
                                     2                             20%
                                     3                             40%
                                     4                             60%
                                     5                             80%
                                 6 or more                        100%

         If in a subsequent Plan Year, the Plan is no longer top-heavy, the vesting provisions that were in effect prior to the time the Plan became top-heavy shall be reinstated; provided, however, that any portion of a Participant's Accrued Benefit which was vested prior to the time the Plan was no longer top-heavy shall remain vested; and provided further that a Participant who has at least three years of Vesting Service at the start of such Plan Year shall have the option of remaining under the vesting schedule in effect while the Plan was top-heavy. Notwithstanding the foregoing, this Article XVI does not apply to the Accrued Benefit of any Participant who does not have an Hour of Service after the Plan has initially become top-heavy.

         16.5     Minimum Benefit.

                  (a) Minimum Accrual Formula. Subject to the provisions of subsection (b) below, if the Plan is determined to be top-heavy with respect to a Plan Year, then each Non-Key Employee who is a Participant and who completed at least one thousand (1,000) Hours of Service during such Plan Year shall accrue a benefit (expressed as a Single Life Annuity commencing at age sixty-five (65)) which is not less than the product of (1) and (2) below ("Minimum Accrual Amount"), where:

                           (1) is the number of Years of Service performed while
                  the Plan is a top-heavy plan; and

                           (2) is two percent (2%) of such Participant's average
                  annual Code Section 415 Compensation for the period of the five (5) consecutive Plan Years during which the Plan is top-heavy for which such Participant has the highest aggregate of such compensation;

         provided such product shall not exceed twenty percent (20%) of such average Code Section 415 Compensation, and the Minimum Accrual Amount shall be determined without regard to Social Security integration.

                  (b) Participation in Other Plans. If a Non-Key Employee who is entitled to a Minimum Accrual Amount is a participant in both a defined contribution plan and this Plan in a Plan Year in which this Plan is top-heavy, such Non-Key Employee shall receive an allocation under such defined contribution plan equal to five percent (5%) of his Code
         Section 415 Compensation for such Plan Year; provided, however, if such Non-Key Employee is a participant in more than one defined contribution plan, such minimum contribution allocation shall be provided under only one such defined contribution plan as determined in accordance with the top-heavy coordination provisions of such plans.

         16.6 Adjustment in Maximum Limitation on Annual Benefits. For any Plan Year with respect to which the Plan is top-heavy, the denominators of defined benefit plan fraction and the defined contribution plan fraction described in
Section 6.5(g) shall be determined under Code Section 415(e) by multiplying the dollar limitation then in effect by 1.0 instead of 1.25.

                                  ARTICLE XVII

                                  Miscellaneous

         17.1 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between an Employer and any Employee, or as a right of any Employee to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its Employees, with or without cause.

         17.2 Rights to Trust Assets. No Participant shall have any right to, or interest in, any assets of the Trust Fund upon his Termination of Employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable to such Participant out of the assets of the Trust Fund. Neither the Employers, the Trustee nor any member of any Committee shall be liable to any Participant or beneficiary for benefits from this Plan, except for those payable from the Trust Fund in accordance with the terms of the Plan and the Trust.

         17.3 Nonalienation of Benefits. Except as expressly provided for by this Plan or otherwise permitted by law, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including any liability for alimony or other payments for property settlement or support of a spouse, former spouse or for any other relative of the Participant, but excluding devolution by death or mental incompetency, prior to being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. None of the unpaid Plan benefits or Trust assets shall be considered an asset of the Participant in the event of his insolvency or bankruptcy. This Section 17.3 shall not bar any voluntary and revocable assignment to an Employer (or other designated person) by a Participant which is permitted under Treasury Regulation
Section 1.401(a)-13, including any such assignment of a portion of any payment that such Participant otherwise is entitled to receive under this Plan for the purpose of paying part or all of the costs allocable to the Participant under a retiree medical expense plan.

                                  ARTICLE XVIII

                   Procedure for Identification and Processing
                     of Qualified Domestic Relations Orders

         18.1 Definitions. The capitalized terms used in this Procedure, unless otherwise specifically defined below, shall have the same meaning as provided in this Plan as amended from time to time.

                  (a) "Alternate Payee" shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having the right to receive all or any portion of the benefits payable under the Plan with respect to such Participant.

                  (b) "Domestic Relations Order" or "Order", used interchangeably, shall mean any judgment, decree or order of a court of competent jurisdiction, including approval of a property settlement agreement, (i) that relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant, and (ii) that is made pursuant to the domestic relations law of a state, including a community property law.

                  (c) "Qualified Domestic Relations Order" shall mean a Domestic Relations Order that meets all of the requirements specified in this Procedure, and that creates or recognizes the existence of the right of an Alternate Payee to receive, or assigns to an Alternate Payee the right to receive, all or a portion of the benefits payable with respect to a Participant under the Plan. The determination of the status of a Domestic Relations Order shall at all times be made in accordance with the provisions of any applicable regulations issued by the Secretary of Labor or the Secretary of the Treasury. The Administrative Committee's determination of the status of a Domestic Relations Order shall be final and binding on all persons.

         18.2     Status of Order.

                  The Administrative Committee shall recognize the Order as a Qualified Domestic Relations Order if the Order satisfies all of the following requirements:

                           (a) The Order discloses the name and last known
                  mailing address, if available, of the Participant and each Alternate Payee covered by the Order; provided, however, that an Order shall not fail to be a Qualified Domestic Relations Order merely because the Order does not specify the address of the Participant or an Alternate Payee, if the Administrative Committee is otherwise aware of the address of such Participant or Alternate Payee.

                           (b) The Order specifies the amount or the percentage
                  of the Participant's benefits to be paid to each Alternate Payee.



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
                           (c) The Order identifies the number of payments or
                  periods to which such Order applies.

                           (d) The Order contains information sufficient to
                  assure that the Order relates to the Plan.

                           (e) The Order does not require any type or form of
                  payment of benefits or any option that is not otherwise provided under the Plan (nor require payment in the form of a joint and survivor annuity with respect to the Alternate Payee and any joint annuitant); provided, however, in the case of any payment before distribution of a Participant's Accrued Benefit has commenced, an Order shall not be treated as failing to meet this requirement solely because such Order requires the payment of benefits to an Alternate Payee in a single-sum payment of the entire benefit of such Alternate Payee.

                           (f) The Order does not affect any portion of the
                  Participant's Accrued Benefit which is not fully-vested nor any death benefit which has not been awarded at the date of the Order.

                           (g) The Order does not require the Plan to provide
                  increased benefits, as determined on the basis of actuarial value.

                           (h) The Order provides that any income tax basis, if
                  any, attributable to a Participant's Accrued Benefit shall be proportioned to the benefit awarded to the Alternate Payee in the same percentage as such awarded benefit bears to such Accrued Benefit as of the date such Accrued Benefit is divided.

                           (i) The Order does not require the payment of
                  benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another Order previously determined by the Administrative Committee to be a Qualified Domestic Relations order.

         18.3     Procedural Requirements.

                  (a) Copy of Order. Upon receipt by the Company of a certified copy of a Domestic Relations Order, the Administrative Committee promptly shall notify the Participant and any Alternate Payee that the Administrative Committee has received such Order and the Administrative Committee shall provide the Participant and each Alternative Payee with a copy of this Procedure.

                  (b) Notification. Within a reasonable time after receipt by the Administrative Committee of a Domestic Relations Order, or within such time period as shall be established under any applicable regulations issued by the Secretary of Labor or the Secretary of the Treasury, the Administrative Committee shall determine whether the Order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such



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

         determination. If the Administrative Committee determines that an Order is not a Qualified Domestic Relations Order, such notice shall advise the Alternate Payee that he or she may have a right to petition the issuing court to amend the Order. Notifications shall be sent to the addresses specified in the Domestic Relations Order, or if the Domestic Relations Order does not specify addresses, to the last known address of the Participant and the Alternate Payee.

         18.4 Segregation of Assets and Payments. During the eighteen (18) month period commencing thirty (30) days after a Domestic Relations Order has been received by the Administrative Committee and before its status has been determined, any amounts that would have been payable under the Plan to the Alternate Payee pursuant to the Order during such period shall be segregated under the Plan. If, within such eighteen-month period, the Order is determined to be a Qualified Domestic Relations Order by the Administrative Committee, a court of competent jurisdiction, or otherwise, the Administrative Committee shall pay the segregated amounts to the persons entitled to receive them. If it is determined that the Order is not a Qualified Domestic Relations Order or if the issue cannot be resolved within such eighteen-month period, the Administrative Committee shall cause the segregated to be paid to the person or persons who would have been entitled to receive such amounts in the absence of such Order. After a date as may be selected by the Administrative Committee, amounts under this Plan payable to a Participant and/or Alternate Payee in accordance with a Qualified Domestic Relations Order shall be reduced by any out-of-pocket costs incurred by the Plan in connection with such segregation of amounts distributable under the Plan and shall be further reduced by any out-of-pocket costs incurred by the Plan to determine the status of an Order, including court costs, reasonable attorneys fees and similar expenses. The payment of any benefits from the Plan to a Participant or Alternate Payee pursuant to a Qualified Domestic Relations Order shall be suspended during any period during which the enforcement of such Order shall have been stayed by court of competent jurisdiction, if written notice of such stay is delivered to the Administrative Committee by a Participant or Alternate Payee.

         18.5 Modification of Procedure. This Procedure may be modified from time to time by the Administrative Committee in its discretion to conform with applicable rules or regulations promulgated by the Secretary of Labor or Secretary of the Treasury.



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
                                   ARTICLE XIX

                                Claims Procedure

         19.1 Initial Claim for Benefits. Each Participant or Beneficiary must submit his claim for benefits to the Administrative Committee (or to such other person as may be designated by the Administrative Committee) in writing in such form as is permitted by the Administrative Committee. A Participant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits, prior to his filing a claim for benefits and exhausting his rights to review under Sections 19.1 and 19.2. When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the claimant shall be notified of the approval or the denial within ninety
(90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial ninety (90) day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred eighty (180) days after the date on which the claim was filed). A claimant shall be given a written notice in which the claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and (4) the claimant's rights to seek review of the denial.

         19.2 Review of Claim Denial. If a claim is denied, in whole or in part, the claimant shall have the right to request that the Administrative Committee review the denial, provided that the claimant files a written request for review with the Administrative Committee within sixty (60) days after the date on which the claimant received written notification of the denial. A claimant (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Administrative Committee. Within sixty (60) days after a request for review is received, the review shall be made and the claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the claimant shall be given a written notification within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the claimant in writing and shall include specific reasons for the decision and references to plan provisions upon which the decision was based. A decision on review shall be made by the Administrative Committee in its sole discretion and shall be final and binding on all persons for all purposes. If a claimant shall fail to file a request for review in accordance with the procedures herein outlined, such claimant shall have no rights to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.





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
         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising the Wiltel Communications, LLC Pension Plan, effective August 1, 1997, Wiltel Communications, LLC, as the Company, has caused its corporate seal to be affixed hereto and these presents to be duly executed in ______ counterpart originals in its name and behalf by its proper officers thereunto authorized this ___ day of __________________ , 1997.

                                      WILTEL COMMUNICATIONS, LLC
ATTEST:



                                    By:
----------------------------------     ------------------------------------
            Secretary


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